UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

GOODRICH PETROLEUM CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Goodrich Petroleum Corporation

801 Louisiana Street

Suite 700

Houston, Texas 77002

February     , 2016

To Our Preferred Stockholders:

It is my pleasure to invite you to the Special Meeting of Stockholders of Goodrich Petroleum Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), to be held at The Coronado Club, located at 919 Milam, Suite 500, Houston, Texas, 77002, on March 3, 2016, at 11:00 a.m. local time (the “Special Meeting”).

The Special Meeting is being called to request approval by our preferred stockholders of:

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amendments to the Certificates of Designation of each of our four series of preferred stock to provide us with the ability to require the mandatory conversion of our outstanding shares of preferred stock into shares of our common stock for a period of 90 days following the consummation of the respective Preferred Exchange Offers described herein (the “Proposals”).

The Proposals are being submitted to our stockholders to facilitate a proposed recapitalization of the Company in an effort to simplify our capital structure, preserve liquidity and increase our ability to comply with our debt instruments during the current decline in the oil and gas industry. We intend to accomplish this recapitalization plan (the “Recapitalization Plan”) through:

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certain exchange offers described herein, which will offer holders of our various unsecured senior notes (the “Existing Unsecured Notes”) the opportunity to exchange their Existing Unsecured Notes for shares of our common stock (the “Unsecured Notes Exchange Offers”);

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certain exchange offers described herein, which will offer holders of shares of our various series of preferred stock the opportunity to exchange their preferred shares for shares of our common stock (the “Preferred Exchange Offers”);

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certain exchange offers, described herein, which will offer holders of our outstanding 8.0% Second Lien Senior Secured Notes due 2018 and 8.875% Second Lien Senior Secured Notes due 2019 (together, the “Second Lien Notes”) the opportunity to exchange their Second Lien Notes for new notes with materially identical terms except that interest thereon may be paid, at our option, in cash or in-kind (the “Second Lien Exchange Offer” and, together with the Unsecured Notes Exchange Offers and the Preferred Exchange Offers, the “Exchange Offers”); and

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the Proposals, which if approved would provide us with the ability to require the mandatory conversion of our outstanding preferred stock into shares of our common stock following consummation of the Exchange Offers.

The Exchange Offers will each be conditioned upon, among other things, the approval by the common stockholders of an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 400 million shares. Moreover, the success of the Exchange Offers is likely to be influenced by whether or not the Proposals are approved. If we are unable to complete the Recapitalization Plan, including the Exchange Offers, and address our near-term liquidity needs, we may not be able to make our interest payments on our Existing Unsecured Notes and our Second Lien Notes beginning in March 2016, at which time we are likely to seek relief under the U.S. Bankruptcy Code. This relief may include: (i) seeking bankruptcy court approval for the sale or sales of some, most or substantially all of our assets pursuant to section 363(b) of the U.S. Bankruptcy Code and a subsequent liquidation of the remaining assets in the bankruptcy case; (ii) pursuing a plan of reorganization (where votes for the plan may be solicited from certain classes of creditors prior to a bankruptcy filing) that we would seek to confirm (or “cram down”) despite any classes of creditors who reject or are deemed to have rejected such plan; or (iii) seeking another form of bankruptcy relief, all of which involve uncertainties, potential delays and litigation risks. In such an event, we expect that the holders of our Existing Unsecured Notes, shares of preferred stock and shares of our common stock would receive little or no consideration.

Our Board of Directors believes that each of the Proposals is in the best interests of the Company and its stockholders and, therefore, recommends that you vote “FOR” each of the Proposals.

This proxy statement shall not constitute an offer to exchange any of our Existing Unsecured Notes, shares of preferred stock or Second Lien Notes. The Exchange Offers will be made by, and be subject to the terms and conditions of, separate offers to exchange.

Details of the business to be conducted at the Special Meeting are provided in the attached Notice of Special Meeting and Proxy Statement.

The Proxy Statement does not constitute the Exchange Offers. The Exchange Offers will commence in a subsequent filing of an offer to exchange with the Securities and Exchange Commission.

You received these materials with a proxy card that indicates the number of votes that you will be entitled to cast at the Special Meeting according to our records or the records of your broker or other nominee. Our Board of Directors has determined that owners of record of the Company’s preferred stock at the close of business on February 2, 2016 are entitled to notice of, and have the right to vote at, the Special Meeting and any reconvened meeting following any adjournment or postponement of the meeting.

On behalf of the Board of Directors and our employees, I would like to express my appreciation for your continued interest in our affairs.

By Order of the Board of Directors

Walter G. “Gil” Goodrich

Chairman and Chief Executive Officer

Goodrich Petroleum Corporation

801 Louisiana Street

Suite 700

Houston, Texas 77002

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 3, 2016

To Our Preferred Stockholders:

Notice is hereby given that a Special Meeting of the Stockholders of Goodrich Petroleum Corporation, a Delaware corporation (the “Company”, “we”, “us” or “our”), will be held at The Coronado Club, located at 919 Milam, Suite 500, Houston, Texas, 77002, on March 3, 2016, at 11:00 a.m. local time (the “Special Meeting”).

At the Special Meeting, preferred stockholders will be asked to:

1.	Consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Company’s 5.375% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”) to provide for the automatic conversion of each share of Series B Preferred Stock into shares of common stock at the option of the Company on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series B Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Securities and Exchange Commission (the “SEC”) on January , 2016 (“Proposal 1”). The form of this amendment to our Certificate of Designation of the Series B Preferred Stock is attached to the Proxy Statement as Appendix A;

2.	Consider and vote on a proposal to adopt an amendment to our Certificate of Designations of the Company’s 10.00% Series C Cumulative Preferred Stock (the “Series C Preferred Stock”) to provide for the automatic conversion of each share of Series C Preferred Stock into shares of common stock at the option of the Company on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series C Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (“Proposal 2”). The form of this amendment to our Certificate of Designations of the Series C Preferred Stock is attached to the Proxy Statement as Appendix B;

3.	Consider and vote on a proposal to adopt an amendment to our Certificate of Designations of the Company’s 9.75% Series D Cumulative Preferred Stock (the “Series D Preferred Stock”) to provide for the automatic conversion of each share of Series D Preferred Stock into shares of common stock at the option of the Company on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series D Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (“Proposal 3”). The form of this amendment to our Certificate of Designations of the Series D Preferred Stock is attached to the Proxy Statement as Appendix C;

4.

Consider and vote on a proposal to adopt an amendment to our Certificate of Designation of the Company’s 10.00% Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”, and together with the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Preferred Stock”) to provide for the automatic conversion of each share of Series E Preferred Stock into shares of common stock at the option of the Company on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series E Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (“Proposal 4”, and together with Proposal 1, Proposal 2 and Proposal 3, the “Proposals”). The form of this amendment to our Certificate of Designation of the Series E Preferred Stock is attached to the Proxy Statement as Appendix D; and

5.	Transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Company’s Board of Directors recommends that stockholders vote “FOR” each of the Proposals.

Only preferred stockholders of record at the close of business on February 2, 2016 are entitled to notice of and to vote at the Special Meeting. For specific voting information, see “General Information” beginning on page 1 of the enclosed Proxy Statement. A list of stockholders will be available commencing February 22, 2016 and may be inspected at our offices during normal business hours prior to the Special Meeting. The list of stockholders will also be available for review at the Special Meeting. In the event there are not sufficient votes for a quorum or to approve the items of business at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies.

Whether or not you attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy. You may vote by telephone, Internet or mail. To vote by telephone, call 1-800-PROXIES (1-800-776-9437) using a touch-tone phone to transmit your voting instructions up until 11:59 p.m. (EDT) the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions. To vote electronically, access www.voteproxy.com over the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) the day before the Special Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. You may vote by mail by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Special Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

Michael J. Killelea

Senior Vice President, General Counsel and Corporate Secretary

February      , 2016

Houston, Texas

Important Notice Regarding the Availability of Proxy Materials

For the Special Meeting of Stockholders to be Held on March 3, 2016

The Company’s Notice of Special Meeting, Proxy Statement, 2014 Annual Report on Form 10-K and September 30, 2015 Form 10-Q are available at http://www.proxydocs.com/GDP.

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Goodrich Petroleum Corporation

801 Louisiana Street

Suite 700

Houston, Texas 77002

PROXY STATEMENT

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Goodrich Petroleum Corporation, a Delaware corporation (the “Company,” “Goodrich,” “we,” “us” or “our”), for use at a Special Meeting of Stockholders and any adjournments or postponements of the meeting (the “Special Meeting”). The Special Meeting will be held at The Coronado Club, located at 919 Milam, Suite 500, Houston, Texas, 77002, on March 3, 2016, at 11:00 a.m. local time. The Notice of Special Meeting, this Proxy Statement and the enclosed proxy card are being mailed to stockholders beginning on or about February          , 2016.

GENERAL INFORMATION

Q.	Why am I receiving these proxy materials?

A.	The current low commodity price environment has had a significant, adverse impact on the Company. As of December 31, 2015 we had $11.8 million of cash, approximately $470 million of debt and $282 million of preferred stock liquidation value on our balance sheet. We also have declining cash flows from operations due to the decline in oil and natural gas prices and the roll off of our hedging arrangements. While we are not currently in default under our existing debt instruments, our ability to make the March 2016 interest payments on our 8.875% Senior Notes due 2019 and 8.0% Second Lien Senior Secured Notes due 2018 (together, the “Second Lien Notes”) and service our other debt and fund our operations is at significant risk as a result of the sustained continuation of the current commodity price environment.

In response, we intend to commence a series of exchange offers as part of a comprehensive plan designed to reduce our outstanding debt and preferred stock obligations, reduce our interest expense and preserve liquidity (the “Recapitalization Plan”). The Recapitalization Plan is expected to consist of:

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offers to exchange (the “Unsecured Notes Exchange Offers”), upon the terms and condition set forth in the offers to exchange, any and all of our outstanding 3.25% Convertible Senior Notes due 2026, 5.00% Convertible Senior Notes due 2029, 5.00% Convertible Senior Notes due 2032, 5.00% Convertible Exchange Senior Notes due 2032 and 8.875% Senior Notes due 2019 (together, the “Existing Unsecured Notes”) for newly issued shares of our common stock, par value $0.20 per share (the “Common Stock”);

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offers to exchange (the “Preferred Exchange Offers”), upon the terms and conditions set forth in the offers to exchange, any and all (i) shares of our outstanding 5.375% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), (ii) depositary shares, each representing 1/1000th of a share of (A) our 10.00% Series C Cumulative Preferred Stock (such depositary shares, the “Series C Preferred Stock”), (B) our 9.75% Series D Cumulative Preferred Stock (such depositary shares, the “Series D Preferred Stock”) and (C) our outstanding 10.00% Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock” and, together with the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, the “Existing Preferred Stock”) for newly issued shares of our Common Stock ;

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the offer to exchange, upon the terms and conditions set forth in a separate offer to exchange any and all of our outstanding Second Lien Notes for new notes with materially identical terms except that interest thereon may be paid, at our option, in cash or in-kind (the “Second Lien Exchange Offer” and, together with the Unsecured Notes Exchange Offers and the Preferred Exchange Offers, the “Exchange Offers”);

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the Proposals, which if approved would provide us with the ability to require the mandatory conversion of our outstanding Existing Preferred Stock into shares of our Common Stock following consummation of the Exchange Offers; and

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upon completion of the Exchange Offers, (i) amending our 2006 Long-Term Incentive Plan (the “2006 Plan”) to increase the number of shares of Common Stock available for delivery pursuant to awards under the 2006 Plan (the “LTIP Amendment”) and (ii) issuing a significant number of restricted shares of Common Stock pursuant to the 2006 Plan to our existing management and employees (the “Retention Awards”).

Assuming full participation in the Unsecured Note Exchange Offers and the Preferred Exchange Offers and the issuance of the maximum amount of Retention Awards following the LTIP Amendment, we plan to issue 271,206,865 shares of our Common Stock, which would cause us to exceed the number of shares authorized by our Restated Certificate of Incorporation. In order to permit us to complete the Exchange Offers and grant the Retention Awards, we are providing separate proxy materials to our common stockholders in connection with the solicitation by our Board of proxies to be voted at the Special Meeting in connection with a proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock to 400 million shares from the 150 million shares currently authorized (the “Authorized Shares Proposal”). The Exchange Offers will be conditioned upon, among other things, the approval of the Authorized Shares Proposal.

Additionally, the likelihood of success of the Unsecured Notes Exchange Offers will be greatly improved if the Preferred Proposals are approved, as the holders of the Existing Unsecured Notes will be more willing to convert into Common Stock if all of the Existing Preferred Stock is converted into Common Stock as well. As such, we are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at the Special Meeting in connection with the proposed amendments to the Certificate of Designation of each of our four series of Existing Preferred Stock. These amendments would provide the Company with the ability to require the mandatory conversion of our Existing Preferred Stock into shares of our Common Stock as described herein.

Q.	What is the purpose of the Exchange Offers and why are they important?

A.	If completely successful, the Unsecured Notes Exchange Offers and the Preferred Exchange Offers would reduce our outstanding debt and preferred stock liquidation preference by approximately $544 million, or 72%, as of December 31, 2015. Moreover, our annual cash interest expense would decline by approximately $16.7 million. Full participation in the Second Lien Exchange Offer would further reduce annual cash interest expense by $14.7 million. Even if only the minimum conditions to consummation of the Unsecured Notes Exchange Offers and the Preferred Exchange Offers are satisfied, we would still reduce our outstanding debt and preferred stock liquidation preference by approximately $361 million, or 48%, as of December 31, 2015 and our annual cash interest expense would decline by approximately $15.9 million. Further, even if only the minimum conditions to the completion of the Second Lien Exchange Offer are met, we would still reduce annual cash interest expense by $13.9 million. The Exchange Offers are conditioned upon the passage of the Authorized Shares Proposal, but are not conditioned upon the passage of the Preferred Proposals. If we are unable to complete the proposed Recapitalization Plan, including the Exchange Offers, and address our near-term liquidity needs, we may not be able to make our interest payments on our Existing Unsecured Notes and our Second Lien Notes beginning in March 2016, at which time we may need to seek relief under the U.S. Bankruptcy Code. This relief may include: (i) seeking bankruptcy court approval for the sale or sales of some, most or substantially all of our assets pursuant to section 363(b) of the U.S. Bankruptcy Code and a subsequent liquidation of the remaining assets in the bankruptcy case; (ii) pursuing a plan of reorganization (where votes for the plan may be solicited from certain classes of creditors prior to a bankruptcy filing) that we would seek to confirm (or “cram down”) despite any classes of creditors who reject or are deemed to have rejected such plan; or (iii) seeking another form of bankruptcy relief, all of which involve uncertainties, potential delays and litigation risks. In such an event, we expect that the holders of our Existing Unsecured Notes, shares of Existing Preferred Stock and shares of our Common Stock would receive little or no consideration.

Q.	What will happen to the Company if the Exchange Offers are successful?

A.	If the Exchange Offers are completed, based on our current plans, we believe that we will be able to continue our operations approximately through 2016, giving us more opportunity to take advantage of any future recovery in oil and natural gas prices. However, if oil and natural gas prices do not recover or if we are not able to execute our current plan for operations through 2016, then we may need to seek relief under the U.S. Bankruptcy Code notwithstanding the completion of the Exchange Offers. If we were to seek relief under the U.S. Bankruptcy Code notwithstanding the completion of the Exchange Offers, we expect that the holders of our shares of our Common Stock and any Existing Unsecured Notes or Existing Preferred Stock remaining outstanding after the Exchange Offers would receive little or no consideration.

Q.	What am I voting on?

A. 1.	Holders of our Series B Preferred Stock are being asked to approve an amendment to the Certificate of Designation of the Series B Preferred Stock that would permit the Company to convert the Series B Preferred Stock into Common Stock at an exchange rate of 8.899 shares of Common Stock for each share of Series B Preferred Stock on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series B Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Securities and Exchange Commission (the “SEC”) on January , 2016 (the “Series B Preferred Proposal”);
2.	Holders Series C Preferred Stock are being asked to approve an amendment to the Certificate of Designations of the Series C Preferred Stock that would permit the Company to convert the Series C Preferred Stock into Common Stock at an exchange rate of 4.449 shares of Common Stock for each share of Series C Preferred Stock on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series C Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (the “Series C Preferred Proposal”);
3.	Holders of our Series D Preferred Stock are being asked to approve an amendment to the Certificate of Designations of the Series D Preferred Stock that would permit the Company to convert the Series D Preferred Stock into Common Stock at an exchange rate of 4.449 shares of Common Stock for each share of Series D Preferred Stock on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series D Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (the “Series D Preferred Proposal”);
4.	Holders of our Series E Preferred Stock are being asked to approve an amendment to the Certificate of Designation of the Series E Preferred Stock that would permit the Company to convert the Series E Preferred Stock into Common Stock at an exchange rate of 1.780 shares of Common Stock for each share of Series E Preferred Stock on a date that is no later than 90 days following the completion of the Company’s offer to exchange any and all Series E Preferred Stock for newly issued shares of the Company’s common stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the SEC on January , 2016 (the “Series E Preferred Proposal” and together with the Series B Preferred Proposal, Series C Preferred Proposal, Series D Preferred Proposal and Series E Preferred Proposal, the “Proposals”).

Q.	When and where is the special meeting?

A.	The Special Meeting will be held at The Coronado Club, located at 919 Milam, Suite 500, Houston, Texas, 77002, on March 3, 2016, at 11:00 a.m. local time.

Q.	Who can attend and vote at the Special Meeting?

A.	Preferred stockholders as of the close of business on February 2, 2016 (the “Record Date”), are entitled to attend and vote at the Special Meeting. We will make available an alphabetical list of stockholders entitled to vote at the Special Meeting for examination by any stockholder during ordinary business hours, at our executive offices, from February 22, 2016 until the Special Meeting.

Q.	How do I vote my shares?

A.	You may vote your shares either in person or by proxy. To vote by proxy, you may vote via telephone by using the toll-free number listed on the proxy card, via Internet at the website for Internet voting listed on the proxy card, or you may mark, date, sign, and mail the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect the right to vote the shares if you attend the Special Meeting and want to vote in person – by voting in person you automatically revoke the proxy. If you vote the shares in person, you must present proof that you own the shares as of the Record Date through brokers’ statements or similar proof and identification. You also may revoke the proxy at any time before the meeting by giving the Corporate Secretary written notice of the revocation or by submitting a later-dated proxy. If you return the signed proxy card but do not mark your voting preference, the individuals named as proxies will vote the shares in accordance with the recommendations of the Board as set forth below.

Q.	What are my voting choices?

A.	You may vote “FOR” or “AGAINST” or you may “ABSTAIN” from voting on any proposal to be voted on at the Special Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board and in the discretion of the proxy holders on any other matters that properly come before the meeting.

Q.	What are the recommendations of the Board?

A.	The Board unanimously recommends that you vote FOR the approval of each of the Proposals.

Q.	How many shares can I vote?

A.	The approval of Proposal 1, which relates to an amendment to the Certificate of Designation of the Series B Preferred Stock, requires the affirmative vote of the holders of at least two thirds of the Series B Preferred shares. Abstentions will have the same effect as a vote against the proposal.

The approval of Proposal 2, which relates to an amendment to the Certificate of Designations of the Series C Preferred Stock, requires the affirmative vote of the holders of at least two thirds of the Series C Preferred shares. Abstentions will have the same effect as a vote against the proposal.

The approval of Proposal 3, which relates to an amendment to the Certificate of Designations of the Series D Preferred Stock, requires the affirmative vote of the holders of at least two thirds of the Series D Preferred shares. Abstentions will have the same effect as a vote against the proposal.

The approval of Proposal 4, which relates to an amendment to the Certificate of Designation of the Series E Preferred Stock, requires the affirmative vote of the holders of at least two thirds of the Series E Preferred shares. Abstentions will have the same effect as a vote against the proposal.

Q.	Can I change or revoke my vote?

A.

Yes. Even if you submitted a proxy by telephone or via the Internet or if you signed the proxy card in the form accompanying this Proxy Statement, you retain the power to revoke your proxy and to change your vote. You can revoke your proxy any time before it is exercised by giving written notice to the Corporate Secretary specifying such revocation. You may also revoke your proxy by a later-dated proxy by telephone or via the Internet or by timely delivery of a valid, later-dated proxy by mail or by voting by ballot at the Special Meeting. Your attendance at the Special Meeting in itself will not automatically revoke a previously submitted proxy. However, if you hold your shares through a broker, bank or nominee and have instructed your broker, bank or nominee how to vote your shares, you must follow directions received from the broker, bank or nominee in order to change your vote or to vote at the Special Meeting.

Q.	Quorum and Required Vote

There must be a quorum for the Special Meeting to be held. A quorum is the presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting on the Record Date. The presence of the holders of at least a majority of the outstanding shares of Common Stock is required to establish a quorum for the Special Meeting. Proxies that are voted “FOR,” “AGAINST” or “WITHHELD” with respect to a matter are treated as being present at the Special Meeting for purposes of establishing a quorum and also treated as shares “represented and voting” at the Special Meeting with respect to such matter. All votes will be tabulated by the inspector of elections appointed for the Special Meeting who will separately tabulate, for each Proposal, affirmative and negative votes, and abstentions.

Any abstentions and broker non-votes (if any) will be counted in determining whether a quorum is present at the Special Meeting.

In addition, each of the Proposals has the following quorum requirements:

Proposal 1: In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 1: (i) holders of the record of the Series B Preferred Stock representing a majority of the outstanding Series B Preferred Stock and (ii) holders of record of the Common Stock representing a majority of the outstanding Common Stock.

Proposal 2: In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 2: (i) holders of the record of the Series C Preferred Stock representing a majority of the outstanding Series C Preferred Stock and (ii) holders of record of the Common Stock representing a majority of the outstanding Common Stock.

Proposal 3: In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 3: (i) holders of the record of the Series D Preferred Stock representing a majority of the outstanding Series D Preferred Stock and (ii) holders of record of the Common Stock representing a majority of the outstanding Common Stock.

Proposal 4: In addition to the quorum requirements for the Special Meeting, the presence, in person or by proxy, of the following is required to constitute a quorum on Proposal 4: (i) holders of the record of the Series E Preferred Stock representing a majority of the outstanding Series E Preferred Stock and (ii) holders of record of the Common Stock representing a majority of the outstanding Common Stock.

As of the close of business on January 20, 2016, there were 76,303,625 shares of our Common Stock, 1,483,441 shares of our Series B Preferred Stock, 3,060,412 shares of our Series C Preferred Stock, 3,621,070 shares of our Series D Preferred Stock and 3,226,223 shares of our Series E Preferred Stock issued and outstanding and entitled to vote at the Special Meeting. Each holder of our Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock is entitled to that number of votes per share held as of the close of business on the Record Date with respect to Proposal 1, Proposal 2, Proposal 3 and Proposal 4, respectively.

Q.	What is a broker non-vote?

A.	Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. With respect to the Special Meeting, brokers are prohibited from exercising discretionary authority with respect to the approval of the Proposals. Therefore, if you hold your shares in “street name”, you must instruct your broker how to vote for each of the Proposals in order for your shares to be voted at the Special Meeting.

Q.	How many votes are needed to approve each of the proposals?

A.	Proposal 1: The affirmative vote of the holders of two-thirds of the Series B Preferred Stock, voting separately as a class, is required to approve Proposal 1.

Proposal 2: The affirmative vote of the holders of two-thirds of the Series C Preferred Stock, voting separately as a class, is required to approve Proposal 2.

Proposal 3: The affirmative vote of the holders of two-thirds of the Series D Preferred Stock, voting separately as a class, is required to approve Proposal 3.

Proposal 4: The affirmative vote of the holders of two-thirds of the Series E Preferred Stock, voting separately as a class, is required to approve Proposal 4.

In addition, each of the Proposals will also require the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions will have the same effect as a vote against the proposal.

Q.	What do I need to do now?

A.	We urge you to read this Proxy Statement carefully and to consider how approving each proposal affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares can be voted at the Special Meeting. Holders of record may also vote by telephone or the Internet by following the instructions on the proxy card.

Q.	What happens if I do not respond or if I respond and fail to indicate my voting preference or if I abstain from voting?

A.	If you fail to sign, date and return your proxy card or fail to vote by telephone or Internet as provided on your proxy card, your shares will not be counted towards establishing a quorum for the Special Meeting, which requires holders representing a majority of the outstanding shares of our Common Stock to be present in person or by proxy.

If you respond and do not indicate your voting preference, we will count your proxy as a vote in favor of the approval of each of the Proposals. Abstentions will have the same effect as a vote against each of the Proposals.

Q.	What will happen if the Proposals are not approved?

A.	If the Proposals are not approved, there is an increased risk that the proposed Unsecured Notes Exchange Offers may fail and the Company may have to seek relief under the U.S. Bankruptcy Code, as the Company will not have the ability to immediately convert all of the Existing Preferred Stock into Common Stock, which would jeopardize the success of our Recapitalization Plan.

Q.	What will happen if the Authorized Shares Proposal is not approved?

A.	If the Authorized Shares Proposal is not approved, (i) the Exchange Offers will not be consummated and the Company may need to seek relief under the U.S. Bankruptcy Code and (ii) the number of shares of Common Stock that the Company is authorized to issue will remain at 150 million shares.

Q.	Am I entitled to appraisal rights?

A.	No. You will have no right under Delaware law to seek appraisal of your shares of our Common Stock in connection with the Proposals.

Q.	Can I vote on other matters?

A.	We do not expect any other matter to come before the meeting. If any other matter is presented at the Special Meeting, the signed proxy gives the individuals named as proxies authority to vote the shares on such matters at their discretion.

Q.	Can I obtain an electronic copy of the proxy material?

A.	Yes, this Proxy Statement, the accompanying notice of Special Meeting and the proxy card are available on the Internet at http://www.proxydocs.com/GDP.

Q.	What happens if the Special Meeting is adjourned or postponed?

A.	Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice, other than by an announcement made at the Special Meeting, by approval of the holders of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow Company stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Q.	Who can help answer my other questions?

A.	If you have more questions about the proposals or voting, you should contact Georgeson, Inc. who is assisting us with the proxy solicitation by calling toll free at 1-888-643-8150. If your shares are held in an account at a broker, dealer, commercial bank, trust company or other nominee, you should also call such broker or other nominee for additional information.

Q.	Who is soliciting my proxy?

A.	The Board is sending you this Proxy Statement in connection with the solicitation of proxies for use at the Special Meeting. Certain directors, officers and employees of the Company may also solicit proxies on our behalf by mail, phone, fax or in person. All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. We have retained Georgeson, Inc. to assist in the solicitation of proxies for a fee of approximately $9,000 plus reimbursement for out-of-pocket expenses.

BACKGROUND FOR OUR PROPOSALS

We are an independent oil and natural gas company engaged in the exploration, development and production of oil and natural gas properties primarily in (i) Southwest Mississippi and Southeast Louisiana, which includes the Tuscaloosa Marine Shale Trend, (ii) Northwest Louisiana and East Texas, which includes the Haynesville Shale Trend and (iii) South Texas, which includes the Eagle Ford Shale Trend.

Our immediate capital resources to develop our properties come from cash on hand, operating cash flows and borrowings from our Second Amended and Restated Credit Agreement (including all amendments, the “Senior Credit Facility”). Beginning in the second half of 2014, commodity prices, particularly crude oil, began to decline sharply. The decline became precipitous late in the fourth quarter of 2014 and continued throughout 2015. As discussed below, the significant magnitude of this price decline has materially and adversely impacted our results of operations and led to substantial changes in our operating and drilling programs. As a result, we have focused on managing our balance sheet to reduce leverage and preserve liquidity during the current low commodity price environment.

Entering 2016, the market environment has worsened, as commodity prices have further declined. Our situation has been exacerbated by the roll off of our hedging arrangements. As a result, our cash flow from operations has further declined and our stock price declined significantly and, on January 13, 2016, the New York Stock Exchange (the “NYSE”) formally commenced delisting procedures for our Common Stock due to our abnormally low trading price. On January 21, 2016, the NYSE filed a Form 25 with the Securities and Exchange Commission (the “SEC”), notifying our removal from listing.

On January 7, 2016, the borrowing base under the Senior Credit Facility was reduced to $47 million from $75 million, thus further limiting our liquidity. While we are currently in compliance with our existing debt arrangements, absent an improvement in commodity prices or a reduction in our indebtedness and interest expense, we may not be able to make our March 2016 interest payments and, in such event, would likely need to seek relief under the U.S. Bankruptcy Code. In such an event, we expect that the holders of our Existing Unsecured Notes, shares of Existing Preferred Stock and shares of our Common Stock would receive little or no consideration.

Since December 31, 2015, representatives of our Company have met with numerous stakeholders concerning our Company and we have devised the Recapitalization Plan in an attempt to restructure our balance sheet and increase the Company’s liquidity to withstand low commodity prices, for a period of time.

The Board has considered the Recapitalization Plan as well as various alternatives, including not engaging in any restructuring transaction. At the direction of the Board, management of the Company solicited, initiated and participated in discussions with, and facilitated proposals from, potential parties to any alternative to the Recapitalization Plan. The Board reviewed and evaluated the terms of the Recapitalization Plan and any alternatives, and evaluated whether the Recapitalization Plan or any alternative would in the best interests of all stakeholders, including the holders of Common Stock and the holders of each series of Existing Preferred Stock, in their capacity as such.

Analysis of the Recapitalization Plan

Effects of the Recapitalization Plan on the Company’s Capital Structure and Capital Stock.

The following table depicts the pro forma impact the Recapitalization Plan would have on our outstanding debt (dollars in thousands) as of January 20, 2016:

	Principal	Pro Forma for the Recapitalization Plan Assuming Minimum Conditions Met	Pro Forma for the Recapitalization Plan Assuming Full Exchange Participation
Senior Credit Facility	$27,000	$27,000	$27,000
8.0% Second Lien Senior Secured Notes due 2018	$100,000	$100,000	$100,000
8.875% Second Lien Senior Secured Notes due 2019	$75,000	$75,000	$75,000
8.875% Senior Notes due 2019	$116,828	$5,841	$0
3.25% Convertible Senior Notes due 2026	$429	$21	$0
5.00% Convertible Senior Notes due 2029	$6,692	$335	$0
5.00% Convertible Senior Notes due 2032	$94,160	$4,708	$0
5.00% Convertible Senior Notes due 2032	$6,117	$306	$0

Total Debt	$426,226	$213,211	$202,000

(1)	The table assumes a minimum exchange of 95% of the aggregate principal amount of all the Existing Unsecured Notes for shares of Common Stock based on the aggregate principal amount of all the Existing Unsecured Notes outstanding as of December 31, 2015. Any principal amounts converted into Common Stock pursuant to the terms of the Existing Unsecured Notes on or after January 1, 2016 up to the closing of the Unsecured Notes Exchange Offers will be included for purposes of determining whether the minimum conditions for the Unsecured Notes Exchange Offers have been satisfied. Further, the minimum conditions for the Unsecured Notes Exchange Offers will be satisfied if 95% of the aggregate principal amount of all of the Existing Unsecured Notes is exchanged, even if less than 95% of one series of Existing Unsecured Notes is exchanged.

The following table depicts the pro forma impact the Recapitalization Plan would have on our Existing Preferred Stock (dollars in thousands) as of January 20, 2016:

	Liquidation Preference	Pro Forma for the Recapitalization Plan Assuming Minimum Conditions Met	Pro Forma for the Recapitalization Plan Assuming Full Exchange Participation
Series B Preferred Stock	$74,172	$37,086	$0
Series C Preferred Stock	$76,510	$38,255	$0
Series D Preferred Stock	$90,527	$45,264	$0
Series E Preferred Stock	$32,262	$16,131	$0

Total	$273,471	$136,736	$0

(1)	The table assumes a minimum exchange of 51% of each series of Existing Preferred Stock for shares of Common Stock based on the aggregate outstanding shares of Existing Preferred Stock as of December 31, 2015. Any shares of Existing Preferred Stock converted into Common Stock pursuant to the terms of the Certificate of Designation of each respective series of Existing Preferred Stock on or after January 1, 2016 up to the closing of the Preferred Exchange Offers will be included for purposes of determining whether the minimum conditions for the Preferred Exchange Offers have been satisfied. Further, the minimum conditions for the Preferred Exchange Offers will be satisfied if a majority of the outstanding shares of all of the Existing Preferred Stock is exchanged, even if less than a majority of the shares one series of Existing Preferred Stock is exchanged.

The following table depicts the pro forma impact of the Recapitalization Plan on the ownership of our Common Stock (in thousands) as of January 20, 2016:

			Pro Forma for the Recapitalization Plan Assuming Minimum Conditions Met(1)		Pro Forma for the Recapitalization Plan Assuming Full Exchange Participation
	No. of Shares	Percentage of Common	No. of Shares	Percentage of Common	No. of Shares	Percentage of Common
Existing Common Stockholders (Fully Diluted)(2)	90,402	100.0%	90,402	25.00%	90,402	25.0%
Holders of Existing Unsecured Notes	—	—	214,254	59.25%	184,421	51.00%
Holders of Existing Preferred Stock	—	—	29,832	8.25%	59,665	16.50%
Management(3)	—	—	27,121	7.5%	27,121	7.50%

Total	90,402	100.0%	361,609	100.0%	361,609	100.0%

(1)	Any unallocated shares resulting from non-participation in the Preferred Exchange Offers by holders of Existing Preferred Stock will be allocated to the holders of Existing Unsecured Notes that participate in the Unsecured Notes Exchange Offers. In addition, any unallocated shares resulting from non-participation in the Unsecured Notes Exchange Offers by holders of Existing Unsecured Notes will be allocated to the holders of Existing Unsecured Notes that participate in the Unsecured Notes Exchange Offers.
(2)	This includes 76,303,625 basic shares outstanding, 3,214,663 shares reserved under the 2006 Long-Term Incentive Plan and shares underlying 10,884,000 warrants to purchase Common Stock. Does not include 43,344,330 shares reserved for issuance under our convertible Existing Unsecured Notes and our convertible Existing Preferred Stock.
(3)	This includes the number of additional shares expected to be authorized for issuance under the 2006 Long-Term Incentive Plan if the Exchange Offers are consummated.

The Board of Directors has considered the effects the Recapitalization Plan would likely have on our capital structure and the holders of the Company’s Common Stock and each series of Existing Preferred Stock, respectively, including:

•	the reduction in debt and preferred liquidation preference versus substantial dilution to the Company’s outstanding Common Stock expected to result from the Recapitalization Plan;

•	the reduction of the Company’s fixed dividend obligations and the increase in the percentage of our capitalization that is Common Stock;

•

the simplification of the Company’s capital structure and the elimination of the market overhang caused by the outstanding Existing Preferred Stock and the liquidation preferences of the Existing Preferred Stock;

•	expected improvements in institutional investor interest in the Company’s Common Stock following the Recapitalization Plan due to an improved balance sheet;

•

the increased ability of the Company to address its near-term liquidity needs, including the material reduction of cash interest expense on the Company’s secured debt obligations and the increased likelihood of attracting new capital due to a significantly improved balance sheet.

Financial Impact of the Recapitalization Plan. The Board of Directors considered the likely impact of the Recapitalization Plan on our future results of operations, including:

•

The elimination of annual cash interest expense of between $15.9 million (assuming the minimum conditions to the Unsecured Notes Exchange Offers are met) and $16.7 million (assuming full participation in the Unsecured Notes Exchanges) due to the exchange and cancellation of the Existing Unsecured Notes in the Unsecured Notes Exchange Offers;

•

The elimination of annual interest expense for 2016 of between $13.9 million (assuming the minimum conditions to the Second Lien Exchange Offer are met) and $14.7 million (assuming full participation in the Second Lien Exchange), due to the ability of the Company to pay interest on the Second Lien Notes in kind, rather than in cash; and

•

The elimination of fixed dividend obligations of between $12.3 million (assuming the minimum conditions to the Preferred Exchanges are met) and $24.5 million (assuming full participation in the Preferred Exchanges) due to the exchange and cancellation of Existing Preferred Stock in the Preferred Exchanges.

Terms of the Preferred Stock and Related Matters. The Board considered the terms of the outstanding Existing Preferred Stock, including that:

•	the outstanding Existing Preferred Stock has liquidation and dividend rights senior to the liquidation and dividend rights of the Company’s Common Stock;

•

the total liquidation preference of the outstanding Existing Preferred Stock is approximately $273,471,330 as of January 20, 2016, which would have to be paid to the holders of the Existing Preferred Stock before the holders of the Company’s Common Stock would receive anything in a liquidation or sale of the Company;

•

the outstanding shares of the Series B Preferred Stock may only be converted by the Company if the price of the Company’s Common Stock equals or exceeds 130% of the current conversion price of $31.36 per share of Common Stock for at least twenty (20) trading days in a period of thirty (30) consecutive trading days;

•

the outstanding shares of the Series C Preferred Stock may not be converted at the option of the Company and are not redeemable by the Company prior to April 10, 2018 absent a change of control (as such term is defined in the Certificate of Designations of the Series C Preferred Stock);

•

the outstanding shares of the Series D Preferred Stock may not be converted at the option of the Company and are not redeemable by the Company prior to August 19, 2018 absent a change of control (as such term is defined in the Certificate of Designations of the Series D Preferred Stock);

•

the outstanding shares of the Series E Preferred Stock may only be converted by the Company if the price of the Company’s Common Stock equals or exceeds 150% of the current conversion price of $2.00 per share of Common Stock for at least twenty (20) trading days in a period of thirty (30) consecutive trading days and outstanding shares of the Series E Preferred Stock are not redeemable by the Company prior to April 10, 2018;

•

the holders of the Series B Preferred Stock and Series E Preferred Stock have the ability, in their sole discretion, to convert shares of their Series B Preferred Stock and Series E Preferred Stock, respectively into shares of the Company’s Common Stock; and

•	none of the Existing Preferred Stock is mandatorily convertible.

Alternatives to the Recapitalization Plan. The Board considered possible alternatives to the Recapitalization Plan and the consequences of such alternatives, including seeking relief under the U.S. Bankruptcy Code, in which case we expect that the holders of the Existing Unsecured Notes, the Company’s Common Stock and the Existing Preferred Stock would likely receive little or no consideration for their securities.

Consequences if the Company is unable to consummate the Recapitalization Plan: The Board considered the likely impact on the Company if the Company is unable to consummate the Recapitalization Plan or fails to obtain the approval of the Authorized Shares Proposal, including:

•

we are unlikely to be able to address our near-term and longer-term liquidity needs, including making the March 2016 interest payments to service the Company’s secured and unsecured debt obligations; and

•

we may be required to seek relief under the Bankruptcy Code, in which case we expect that the holders Existing Unsecured Notes, the Company’s Common Stock and the Existing Preferred Stock would likely receive little or no consideration for their securities.

View of Management.  The Board of Directors considered the effects that the Recapitalization Plan is expected to have on our Company, and management’s view is that in addition to the simplification of the Company’s capital structure and other expected benefits, the substantial debt reduction contemplated by the Recapitalization Plan is critical to the Company’s continuing viability. If we are unable to complete the Recapitalization Plan, including the Exchange Offers, and address our near-term liquidity needs, we may not be able to make our interest payments on our Existing Unsecured Notes and our Second Lien Notes beginning in March 2016, in case it is likely that time we would seek relief under the U.S. Bankruptcy Code. This relief may include: (i) seeking bankruptcy court approval for the sale or sales of some, most or substantially all of our assets pursuant to section 363(b) of the U.S. Bankruptcy Code and a subsequent liquidation of the remaining assets in the bankruptcy case; (ii) pursuing a plan of reorganization (where votes for the plan may be solicited from certain classes of creditors prior to a bankruptcy filing) that we would seek to confirm (or “cram down”) despite any classes of creditors who reject or are deemed to have rejected such plan; or (iii) seeking another form of bankruptcy relief, all of which involve uncertainties, potential delays and litigation risks.

Consequences if the Company completes the Proposed Recapitalization Plan.  The Board considered management’s view that, based on our current plans, management believes that the Company will be able to continue operations approximately through 2016, giving us more opportunity to take advantage of any future recovery in oil and natural gas prices. The Board also considered the scenario if oil and natural gas prices do not recover or if we are not able to execute our current plan for operations through 2016. In that case, the Board considered that we may need to seek relief under the U.S. Bankruptcy Code notwithstanding the completion of the Exchange Offers, in which case we expect that the holders of the Company’s Common Stock and any Notes or Preferred Stock that remain outstanding after the Exchange Offers would likely receive little or no consideration for their securities.

Having considered all of the above factors, the Board of Directors determined that the Recapitalization Plan is in the best interests of the holders of the Company’s Common Stock and the Existing Preferred Stock in their capacity as such and are critical to the Company’s continuing viability. The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive and may not include all of the information and factors considered by the Board of Directors. The Board of Directors, in making its determination regarding the Recapitalization Plan, did not find it useful to and did not quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Board of Directors views its determination and recommendation as being based on an overall analysis and on the totality of the information presented to and factors considered by it. In addition, in considering the factors described above, individual members of the Board of Directors may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

Recommendation of the Board of Directors

The Board of Directors determined that the Recapitalization Plan is in the best interests of the Company and its stockholders. Accordingly, the Board of Directors determined to (1) approve the Recapitalization Plan, including the Proposals, (2) submit the Proposals to the Company’s stockholders and (3) recommend that the Company’s stockholders adopt the Proposals.

In making such determinations, the Board of Directors considered the following factors:

•

the substantial dilution to the Company’s outstanding Common Stock expected to result from the Recapitalization Plan was determined to be better for all stakeholders than seeking protection from the U.S. Bankruptcy Code;

•	the Proposals would allow the Company to proceed with the Recapitalization Plan and thereby preserve cash flow and liquidity for an additional period of time;

•	the likelihood of recovery of oil and natural gas prices and the timing thereof;

•

the Recapitalization Plan would simplify the Company’s capital structure and eliminate the overhang created by the Existing Preferred Stock and the liquidation preferences of the Existing Preferred Stock;

•	the Recapitalization Plan would make it easier for investors to understand and follow the Company, and more accurately value the Company’s Common Stock;

•	the process followed by the Company in recommending the Recapitalization Plan included independent and disinterested directors;

•	the critical nature of the Recapitalization Plan to the Company’s continuing viability;

•	the likelihood that the Company could avoid seeking protection under the U.S. Bankruptcy Code in the event that the Recapitalization Plan is completed; and

•	the views of the Company’s advisors with respect to the Recapitalization Plan.

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive and may not include all of the information and factors considered by the Board. The Board, in making its determination regarding the Recapitalization Plan, including the Proposals, did not find it useful to, and did not quantify or assign any relative or specific weights to the various factors that it considered. Rather, the Board relied on its advisors and views its determinations as being based on an overall analysis and on the totality of the information presented to and factors considered by it (including specifically the recommendations of the Board). In addition, in considering the factors described above, individual members of the Board may have given differing weights to different factors, and may have viewed some factors relatively more positively or negatively than others.

UPDATE TO FINANCIAL AND RESERVE INFORMATION

Production

The Company has not finalized its fourth quarter numbers, but currently estimates that production totaled approximately 475,829 barrels of oil equivalent (“Boe”), or an average of 5,172 Boe per day, for the three months ended December 31, 2015, compared to 1,047,603 Boe, or an average of 11,387 Boe per day, in the prior year period. Estimated oil production totaled 191,593 barrels of oil (“Bbls”) in the three months ended December 31, 2015 (40% of total production), or an average of approximately 2,083 Bbls per day, versus 530,815 Bbls (51% of total production), or an average of approximately 5,770 Bbls per day, in the prior year period. Estimated natural gas production for the three months ended December 31, 2015 was 1.7 billion cubic feet (“Bcf”) in the three months ended December 31, 2015, or an average of approximately 18,537 thousand cubic feet (“Mcf”) per day, versus 3.1 Bcf, or an average of 33,704 Mcf per day, in the prior year period.

Estimated oil production totaled 1,328,387 Bbls for the year ended December 31, 2015 (50% of total production), or an average of approximately 3,639 Bbls per day, versus 1,691,808 Bbls (40% of total production), or an average of approximately 4,635 Bbls per day, for the year ended December 31, 2014. Estimated natural gas production totaled 8.0 Bcf for the year ended December 31, 2015, or an average of approximately 21,875 Mcf per day, versus 15.0 Bcf, or an average of 41,042 Mcf per day, for the year ended December 31, 2014.

Reserves

The Company has not finalized its year-end proved reserves but currently estimates as of December 31, 2015, proved reserves totaled 55 billion cubic feet equivalent (“Bcfe”), with future net undiscounted cash flow of $105 million and present value of the future net cash flow before income taxes discounted at 10% (“PV-10”) of $79 million. Proved developed oil reserves declined by approximately 23 million Bbls or 86% from December 31, 2014, which included the removal of all proved undeveloped reserves primarily due to low commodity prices. Year-end 2015 reserves are expected to be comprised of 42% oil and 58% natural gas. The SEC pricing for the year-end 2015 report was $50.28 per barrel of oil, $2.58 per Million British Thermal Units for natural gas. Proved reserves from the Tuscaloosa Marine Shale decreased by 15 million Boe (93 Bcfe) and $328 million of PV-10 compared to the reserves ending December  31, 2014, and now comprises 42% of the Company’s total reserves and 82% of the Company’s total PV-10.

Impairment

As a result of the sustained depression in oil and natural gas prices, we expect to record a non-cash impairment charge for the three months ended December 31, 2015. The amount of the impairment charge is expected to be material and related to a decline in estimated proved reserves for certain of our oil and natural gas producing properties.

For a more complete description of the risks related to impairments, see “Risk Factors – We may incur substantial impairment writedowns.”

PROPOSAL NO. 1 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES B PREFERRED STOCK (PROPOSAL 1)

Our Board recommends the approval of Proposal 1, which relates to an amendment to the Certificate of Designation of the Series B Preferred Stock. The proposed amendment will include a Company conversion option under which the Company shall have the option for 90 days following completion of our offer to exchange any and all shares of our outstanding Series B Preferred Stock for newly issued shares of our Common Stock (the “Series B Exchange Offer”) to cause all of the outstanding shares of Series B Preferred Stock to be automatically converted into that number of shares of the Company’s Common Stock that are issuable at the conversion rate of 8.899 shares of Common Stock per $50.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock, or $0.88 per share of Series B Preferred Stock using a Common Stock price of $0.10 per share. The form of the amendment to the Certificate of Designation of the Series B Preferred Stock relating to this Proposal 1 is attached to this Proxy Statement as Appendix A.

Purpose and Effect of Approving the Amendment to the Certificate of Designation of the Series B Preferred Stock under Proposal 1

The primary purpose of amending the Certificate of Designation of the Series B Preferred Stock is to give the Company the flexibility to convert the outstanding shares of the Series B Preferred Stock into shares of the Company’s Common Stock upon approval of 66.67% of the holders of the Series B Preferred Stock. Providing the Company with the ability to automatically convert the Series B Preferred Stock into the Company’s Common Stock will enable the Company to conserve cash by reducing its fixed dividend obligations and will increase the percentage of our capitalization that is Common Stock. Upon conversion, any holders of our Series B Preferred Stock will forego any dividends currently in arrears. Currently, holders of our Series B Preferred Stock are entitled to receive cash dividend payments of 5.375% per annum if declared by the Board, which the Board does not currently expect to declare in the future. Converting the entirety of the Series B Preferred Stock into Common Stock also increases the likelihood that holders of Existing Unsecured Notes will be willing to participate in the Unsecured Notes Exchange Offers.

If Proposal 1 is approved, and the Company’s stockholders approve the Authorized Shares Proposal, we will file an amendment to the Certificate of Designation of the Series B Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 1. If the Company chooses to exercise its conversion option by converting all of the outstanding shares of Series B Preferred into shares of the Company’s Common Stock, the Series B Preferred Stock will no longer be outstanding.

The form of the amendment to our Certificate of Designation of the Series B Preferred Stock with respect to Proposal 1 is attached to this Proxy Statement as Appendix A.

Consequences If Proposal 1 Is Not Approved

We intend to commence an offer to exchange all of our outstanding shares of Series B Preferred Stock for shares of the Company’s Common Stock. If Proposal 1 is not approved, the Company intends to proceed with the Series B Exchange Offer and any Series B Preferred Stock not tendered in the Series B Exchange Offer will remain outstanding.

Board Discretion

If Proposal 1 is approved, we intend to file a certificate of amendment to the Certificate of Designation of the Series B Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 1. Such certificate will become effective upon filing. Our Board reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to the Certificate of Designation of the Series B Preferred Stock if, at any time prior to filing the amendment to the Certificate of Designation of the Series B Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 1

The affirmative vote of the holders of (i) a majority of the outstanding shares of Common Stock and (ii) two-thirds of the Series B Preferred Stock, voting separately as a class, is required to approve Proposal 1.

Recommendation

Our Board recommends a vote “FOR” Proposal 1.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES C PREFERRED STOCK (PROPOSAL 2)

Our Board recommends the approval of Proposal 2, which relates to an amendment to the Certificate of Designations of the Series C Preferred Stock. The proposed amendment will include a Company conversion option under which the Company shall have the option for 90 days following completion of our offer to exchange any and all shares of our outstanding Series C Preferred Stock for newly issued shares of our Common Stock (the “Series C Exchange Offer”) to cause all of the outstanding depositary shares of Series C Preferred Stock to be automatically converted into that number of shares of the Company’s Common Stock that are issuable at the conversion rate of 4.449 shares of Common Stock per $25.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock. The amendment will also include certain provisions related to the conversion procedures and the adjustment of the conversion rate under certain circumstances. The form of the amendment to the Certificate of Designations of the Series C Preferred Stock relating to this Proposal 2 is attached to this Proxy Statement as Appendix B.

Purpose and Effect of Approving the Amendment to the Certificate of Designations of the Series C Preferred Stock under Proposal 2

The primary purpose of amending the Certificate of Designations of the Series C Preferred Stock is to give the Company the flexibility to convert the outstanding shares of the Series C Preferred Stock into shares of the Company’s Common Stock upon approval of 66.67% of the holders of the Series C Preferred Stock. Providing the Company with the ability to automatically convert the Series C Preferred Stock into the Company’s Common Stock will enable the Company to conserve cash by reducing its fixed dividend obligations and will increase the percentage of our capitalization that is Common Stock. Upon conversion, any holders of our Series C Preferred Stock will forego any dividends currently in arrears. Currently, holders of our Series C Preferred Stock are entitled to receive cash dividend payments of 10.00% per annum if declared by the Board, which the Board does not currently expect to declare in the future. Converting the entirety of the Series C Preferred Stock into Common Stock also increases the likelihood that holders of Existing Unsecured Notes will be willing to participate in the Unsecured Notes Exchange Offers.

If Proposal 2 is approved, and the Company’s stockholders approve the Authorized Shares Proposal, we will file an amendment to the Certificate of Designations of the Series C Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 2. If the Company chooses to exercise its conversion option by converting all of the outstanding shares of Series C Preferred into shares of the Company’s Common Stock, the Series C Preferred Stock will no longer be outstanding.

The form of the amendment to our Certificate of Designations of the Series C Preferred Stock with respect to Proposal 2 is attached to this Proxy Statement as Appendix B.

Consequences If Proposal 2 Is Not Approved

We intend to commence an offer to exchange all of our outstanding shares of Series C Preferred Stock for shares of the Company’s Common Stock. If Proposal 2 is not approved, the Company intends to proceed with the Series C Exchange Offer and any Series C Preferred Stock not tendered in the Series C Exchange Offer will remain outstanding.

Board Discretion

If Proposal 2 is approved, we intend to file a certificate of amendment to the Certificate of Designations of the Series C Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 2. Such certificate will become effective upon filing. Our Board reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to the Certificate of Designations of the Series C Preferred Stock if, at any time prior to filing the amendment to the Certificate of Designations of the Series C Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 2

The affirmative vote of the holders of (i) a majority of the outstanding shares of Common Stock and (ii) two-thirds of the Series C Preferred Stock, voting separately as a class, is required to approve Proposal 2.

Recommendation

Our Board recommends a vote “FOR” Proposal 2.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS OF THE SERIES D PREFERRED STOCK (PROPOSAL 3)

Our Board recommends the approval of Proposal 3, which relates to an amendment to the Certificate of Designations of the Series D Preferred Stock. The proposed amendment will include a Company conversion option under which the Company shall have the option for 90 days following completion of our offer to exchange any and all shares of our outstanding Series D Preferred Stock for newly issued shares of our Common Stock (the “Series D Exchange Offer”) to cause all of the outstanding depositary shares of Series D Preferred Stock to be automatically converted into that number of shares of the Company’s Common Stock that are issuable at the conversion rate of 4.449 shares of Common Stock per $25.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock. The amendment will also include certain provisions related to the conversion procedures and the adjustment of the conversion rate under certain circumstances. The form of the amendment to the Certificate of Designations of the Series D Preferred Stock relating to this Proposal 3 is attached to this Proxy Statement as Appendix C.

Purpose and Effect of Approving the Amendment to the Certificate of Designations of the Series D Preferred Stock under Proposal 3

The primary purpose of amending the Certificate of Designations of the Series D Preferred Stock is to give the Company the flexibility to convert the outstanding shares of the Series D Preferred Stock into shares of the Company’s Common Stock upon approval of 66.67% of the holders of the Series D Preferred Stock. Providing the Company with the ability to automatically convert the Series D Preferred Stock into the Company’s Common Stock will enable the Company to conserve cash by reducing its fixed dividend obligations and will increase the percentage of our capitalization that is Common Stock. Upon conversion, any holders of our Series D Preferred Stock will forego any dividends currently in arrears. Currently, holders of our Series D Preferred Stock are entitled to receive cash dividend payments of 9.75% per annum if declared by the Board, which the Board does not currently expect to declare in the future. Converting the entirety of the Series D Preferred Stock into Common Stock also increases the likelihood that holders of Existing Unsecured Notes will be willing to participate in the Unsecured Notes Exchange Offers.

If Proposal 3 is approved, and the Company’s stockholders approve the Authorized Shares Proposal, we will file an amendment to the Certificate of Designations of the Series D Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 3. If the Company chooses to exercise its conversion option by converting all of the outstanding shares of Series D Preferred into shares of the Company’s Common Stock, the Series D Preferred Stock will no longer be outstanding.

The form of the amendment to our Certificate of Designations of the Series D Preferred Stock with respect to Proposal 3 is attached to this Proxy Statement as Appendix C.

Consequences If Proposal 3 Is Not Approved

We intend to commence an offer to exchange all of our outstanding shares of Series D Preferred Stock for shares of the Company’s Common Stock. If Proposal 3 is not approved, the Company will proceed with the Series D Exchange Offer and any Series D Preferred Stock not tendered in the Series D Exchange Offer will remain outstanding.

Board Discretion

If Proposal 3 is approved, we intend to file a certificate of amendment to the Certificate of Designations of the Series D Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 3. Such certificate will become effective upon filing. Our Board reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to the Certificate of Designations of the Series D Preferred Stock if, at any time prior to filing the amendment to the Certificate of Designations of the Series D Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 3

The affirmative vote of the holders of (i) a majority of the outstanding shares of Common Stock and (ii) two-thirds of the Series D Preferred Stock, voting separately as a class, is required to approve Proposal 3.

Recommendation

Our Board recommends a vote “FOR” Proposal 3.

PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE SERIES E PREFERRED STOCK (PROPOSAL 4)

Our Board recommends the approval of Proposal 4, which relates to an amendment of the Certificate of Designation of the Series E Preferred Stock. The proposed amendment will include a Company conversion option under which the Company shall have the option for 90 days following the termination of our offer to exchange any and all shares of our outstanding Series E Preferred Stock for newly issued shares of our Common Stock (the “Series E Exchange Offer”) to cause all of the outstanding shares of Series E Preferred Stock to be automatically converted into that number of shares of the Company’s Common Stock that are issuable at the conversion rate of 1.780 shares of Common Stock per $10.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock. The form of the amendment to the Certificate of Designation of the Series E Preferred Stock relating to this Proposal 4 is attached to this Proxy Statement as Appendix D.

Purpose and Effect of Approving the Amendment to the Certificate of Designation of the Series E Preferred Stock under Proposal 4

The primary purpose of amending the Certificate of Designation of the Series E Preferred Stock is to give the Company the flexibility to convert the outstanding shares of the Series E Preferred Stock into shares of the Company’s Common Stock upon approval of 66.67% of the holders of the Series E Preferred Stock. Providing the Company with the ability to automatically convert the Series E Preferred Stock into the Company’s Common Stock will enable the Company to conserve cash by reducing its fixed dividend obligations and will increase the percentage of our capitalization that is Common Stock. Upon conversion, any holders of our Series E Preferred Stock will forego any dividends currently in arrears. Currently, holders of our Series E Preferred Stock are entitled to receive cash dividend payments of 10.00% per annum if declared by the Company’s, which the Board does not currently expect to declare in the future. Converting the entirety of the Series E Preferred Stock into Common Stock also increases the likelihood that holders of Existing Unsecured Notes will be willing to participate in the Unsecured Notes Exchange Offers.

If Proposal 4 is approved, and the Company’s stockholders approve the Authorized Shares Proposal, we will file an amendment to the Certificate of Designation of the Series E Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 4. If the Company chooses to exercise its conversion option by converting all of the outstanding shares of Series E Preferred into shares of the Company’s Common Stock, the Series E Preferred Stock will no longer be outstanding.

The form of the amendment to our Certificate of Designation of the Series E Preferred Stock with respect to Proposal 4 is attached to this Proxy Statement as Appendix D.

Consequences If Proposal 4 Is Not Approved

We intend to commence an offer to exchange all of our outstanding shares of Series E Preferred Stock for shares of the Company’s Common Stock. If Proposal 4 is not approved, the Company intends to proceed with the Series E Exchange Offer and any Series E Preferred Stock not tendered in the Series E Exchange Offer will remain outstanding.

Board Discretion

If Proposal 4 is approved, we intend to file a certificate of amendment to the Certificate of Designation of the Series E Preferred Stock with the Office of the Secretary of State of the State of Delaware with respect to Proposal 4. Such certificate will become effective upon filing. Our Board reserves the right, notwithstanding stockholder approval of any Proposal and without further action by our stockholders, to elect not to proceed with filing the amendment to the Certificate of Designation of the Series E Preferred Stock if, at any time prior to filing the amendment to the Certificate of Designation of the Series E Preferred Stock, our Board of Directors, in its sole discretion, determines that it is no longer in our best interests or the best interests of our stockholders.

Vote Required for Proposal 4

The affirmative vote of the holders of (i) a majority of the outstanding shares of Common Stock and (ii) two-thirds of the Series E Preferred Stock, voting separately as a class, is required to approve Proposal 4.

Recommendation

Our Board recommends a vote “FOR” Proposal 4.

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 and 5 with the SEC. Such officers, directors and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports that they file.

To our knowledge, based solely on review of copies of such reports furnished to us and written representations that no other reports were required, all of our officers, directors and 10% stockholders complied with applicable reporting requirements of Section 16(a), with the exception of the reports on Form 4 for Walter G. Goodrich, Robert C. Turnham, Jr., Mark E. Ferchau and Michael J. Killelea in connection with the grant of phantom stock on March 10, 2015, which were not filed until March 19, 2015.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of January 20, 2016 (except as otherwise noted) certain information with respect to the amount of our Common Stock beneficially owned (as defined by the SEC’s rules and regulations) by:

•	each person known to beneficially own 5% or more of the outstanding shares of the Company’s Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all current executive officers and directors as a group.

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Common Stock	Josiah T. Austin	316,642	*
Common Stock	Walter G. Goodrich(3)	890,577	1.2
Common Stock	Robert C. Turnham, Jr.(4)	582,153	*
Common Stock	Mark E. Ferchau	236,229	*
Common Stock	Arthur A. Seeligson	106,257	*
Common Stock	Michael J. Killelea	145,878	*
Common Stock	Gene Washington	75,511	*
Common Stock	Michael J. Perdue(5)	100,000	*
Common Stock	Stephen M. Straty	66,667	*
Common Stock	Directors and Executive Officers as a Group (9 persons)	2,508,027	3.3
Series E Convertible Preferred Stock	Josiah T. Austin	13,912	*
Series E Convertible Preferred Stock	Walter G. Goodrich	8,000	*
Series E Convertible Preferred Stock	Robert C. Turnham, Jr.	11,600	*
Series E Convertible Preferred Stock	Gene Washington	2,650	*
Series E Convertible Preferred Stock	Directors and Executive Officers as a Group	36,162	1.1

*	Less than 1%

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Goodrich Petroleum Corporation, 801 Louisiana, Suite 700, Houston, Texas 77002 and each beneficial owner has sole voting and dispositive power over such shares.

(2)	Based on the following respective total shares outstanding for each class of our equity securities as of December 31, 2015: (i) 76,303,625 shares of the Company’s Common Stock; (ii) 1,483,441 shares of our Series B Preferred Stock; (iii) 3,060,412 depositary shares, each representing a 1/1000th ownership interest in a share of our Series C Preferred Stock; (iv) 3,621,070 depositary shares, each representing a 1/1000th ownership interest in a share of our Series D Preferred Stock; and (iv) 3,226,223 depositary shares, each representing a 1/1000th ownership interest in a share of our Series E Preferred Stock.

(3)	Includes the following securities: (a) 352,043 shares of Common Stock held by Walter G. Goodrich on his own behalf, (b) 100,000 shares of Common Stock held by Mr. Goodrich’s wife, (c) 381,409 shares of Common Stock owned by Goodrich Energy, Inc., a corporation with respect to which Walter G. Goodrich is the majority stockholder and exercises sole voting and investment power with respect to the shares held by Goodrich Energy, Inc., and (d) 57,125 shares of Common Stock held by HGF Partnership; as the sole Managing Partner of HGF Partnership, Walter G. Goodrich has control of the day-to-day operations of the partnership and exclusive control of the maintenance of the partnership’s assets, including the right to acquire and convey property on behalf of the partnership.

(4)	Includes the following securities: (a) 552,203 shares of Common Stock held by Mr. Turnham on his own behalf and (b) 29,950 shares of Common Stock held by Mr. Turnham’s wife.

(5)	Includes the following securities: (a) 75,000 shares of Common Stock held by a family trust (which is held in a margin account) of which Mr. Perdue is the trustee, and (b) 25,000 shares held in a personal IRA.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to the SEC’s rules and regulations, stockholders interested in submitting proposals for inclusion in our proxy materials and for presentation at our 2016 Annual Meeting of Stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. In general, stockholder proposals must have been received by our Secretary at Goodrich Petroleum Corporation, 801 Louisiana Street, Suite 700, Houston, Texas 77002 no later than January 6, 2016 to be eligible for inclusion in our proxy materials.

In addition to the SEC’s rules and regulations described in the preceding paragraph, and as more specifically provided for in our Bylaws, a stockholder making a nomination for election to our Board or a proposal of business for our 2016 Annual Meeting of Stockholders must deliver proper notice to our Secretary at Goodrich Petroleum Corporation, 801 Louisiana Street, Suite 700, Houston, Texas 77002 at least 90 days prior to the anniversary date of the 2015 Annual Meeting. As a result, for a stockholder nomination for election to our Board or a proposal of business to be considered at the 2016 Annual Meeting of Stockholders, it must be properly submitted to our Secretary no later than February 29, 2016.

For each individual that a stockholder proposes to nominate as a director, the stockholder must provide notice to our Secretary setting forth all of the information required in solicitations of proxies under the SEC’s rules and regulations and any other law. For any other business that a stockholder desires to bring before our 2016 Annual Meeting of Stockholders, the stockholder must provide a brief description of the business, the reasons for conducting the business and any material interest in the business of the stockholder. If a stockholder provides notice for either event described above, the notice must include the following information:

•	the name and address of the stockholder as it appears on our books;

•	the class or series and the number of shares of our stock that are owned beneficially and of record by the stockholder; and

•	a representation that the stockholder intends to appear in person or by proxy at our 2016 Annual Meeting of Stockholders to bring the proposed business before the meeting.

Detailed information for submitting stockholder proposals is available upon written request to our Secretary at Goodrich Petroleum Corporation, 801 Louisiana Street, Suite 700, Houston, Texas 77002. These requirements are separate from, and in addition to, the SEC’s rules and regulations that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement for the 2016 Annual Meeting of Stockholders.

OTHER MATTERS

Our Board does not know of any other matters that are to be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

ADDITIONAL INFORMATION ABOUT US

From time to time, we receive calls from stockholders asking how to obtain additional information about us. If you would like to receive information about us, you may use one of the following methods:

•

Our main Internet site, located at www.goodrichpetroleum.com. A link to our investor relations site can be found at www.goodrichpetroleum.com/investor.relations. Our investor relations site contains, among other things, management presentations, financial information, stock quotes and links to our filings with the SEC.

•

You may read and copy the Proxy Statement at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website located at www.sec.gov.

•

To have information such as our latest quarterly earnings release, Annual Report on Form 10-K or Quarterly Reports on Form 10-Q mailed to you, please contact investor relations at (713) 780-9494 or via our website at www.goodrichpetroleum.com/investor.relations.

Important Notice Regarding the Availability of Proxy Materials

For the Special Meeting of Stockholders to be Held on March 3, 2016

The Notice of Special Meeting of Stockholders, our Proxy Statement, our 2014 Annual Report and September 30, 2015 Form 10-Q are available at

http://www.proxydocs.com/GDP

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in or incorporated by reference into this Proxy Statement, or filings with the SEC and our public releases contain forward looking statements intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements include information concerning future production and reserves, schedules, plans, timing of development, contributions from oil and natural gas properties and marketing and midstream activities, and also include those statements accompanied by or that otherwise include the words “may,” “could,” “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “predicts,” “target,” “goal,” “plans,” “objective,” “potential,” “should,” or similar expressions or variations on such expressions that convey the uncertainty of future events or outcomes. For such statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, including Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and assumptions about future events. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. We undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

These forward-looking statements involve risk and uncertainties. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risk and uncertainties:

•

failure to consummate the Recapitalization Plan or otherwise address our near term liquidity needs, including making the March 2016 interest payments to service the Company’s secured and unsecured debt obligations, at which time we may need to seek protection under Chapter 11 of the U.S. Bankruptcy Code;

•

the expectation that holders of our unsecured notes, shares of preferred stock and shares of our common stock would likely receive little or no consideration for their Existing Unsecured Notes if we seek relief under the U.S. Bankruptcy Code;

•

our ability to comply with the financial covenants in our debt instruments and our available liquidity even if the Recapitalization Plan described in this Offer to Exchange is successfully implemented, particularly if oil and natural gas prices remain depressed;

•	planned capital expenditures;

•	future drilling activity;

•	our financial condition;

•	future cash flows and borrowings;

•	sources of funding for exploration and development;

•	the market prices of oil and natural gas;

•	uncertainties about the estimated quantities of oil and natural gas reserves;

•	financial market conditions and availability of capital;

•	production;

•	hedging arrangements;

•	litigation matters;

•	pursuit of potential future acquisition opportunities;

•	general economic conditions, either nationally or in the jurisdictions in which we are doing business;

•

legislative or regulatory changes, including retroactive royalty or production tax regimes, hydraulic-fracturing regulation, drilling and permitting regulations, derivatives reform, changes in state and federal corporate taxes, environmental regulation, environmental risks and liability under federal, state and foreign and local environmental laws and regulations;

•	the creditworthiness of our financial counterparties and operation partners;

•	the securities, capital or credit markets;

•	our ability to repay our debt;

•	our limited control over non-operated properties;

•	our ability to obtain funding to meet future capital needs due to a sustained depression of oil and natural gas prices;

•	our ability to replace reserves, maintain production or maintain interests in our properties;

•	our ability to sustain production at present levels;

•	the potential we may incur substantial impairment write-downs; and

•

other factors discussed in “Risk Factors” and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, our Annual Report on Form 10-K for the year ended December 31, 2014, and in our other public filings, press releases and discussions with our management.

Any of these factors and other factors contained in this Proxy Statement or any documents incorporated by reference could cause our actual results to differ materially from the results implied by these or any other forward-looking statements made by us or on our behalf. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. Our assumptions about future events may prove to be inaccurate. We caution you that the forward-looking statements contained in this Proxy Statement are not guarantees of future performance, and we cannot assure you that those statements will be realized or the forward-looking events and circumstances will occur. All forward-looking statements speak only as of the date of this Proxy Statement.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF

5.375% SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

                    , 2016

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), Goodrich Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 2 of the Certificate of Designation of 5.375% Series B Cumulative Convertible Preferred Stock of the Corporation (the “Certificate of Designation”) is hereby amended by adding the following defined terms:

“Company Recapitalization Conversion Date” shall have the meaning set forth in Section 21(b) of this Certificate.

“Company Recapitalization Conversion Option” shall have the meaning set forth in Section 21(a) of this Certificate.

“Recapitalization Conversion Notice” shall have the meaning set forth in Section 21(b) of this Certificate.

“Recapitalization Conversion Period” shall have the meaning set forth in Section 21(b) of this Certificate.

“Recapitalization Conversion Rate” shall have the meaning set forth in Section 21(a) of this Certificate.

“Recapitalization Conversion Rate” shall mean an amount equal to the product of the applicable Recapitalization Conversion Rate (as adjusted) multiplied by the number of Series B Preferred Shares.

“Series B Exchange Offer” shall mean the Corporation’s offer to exchange any and all outstanding Series B Preferred Shares for newly issued shares of the Corporation’s Common Stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Commission on January [●], 2016.

SECOND: Section 2 of the Certificate of Designation is hereby amended by amending and restating the following definitions in their entirety:

“Closing Sale Price” shall mean, with regard to shares of the Common Stock, on any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which shares of the Common Stock are traded or, if shares of the Common Stock are not listed on a United States national or regional securities exchange, as reported by NASDAQ, or, if shares of the Common Stock are not reported by NASDAQ, as reported on the OTC Markets marketplace, or in the absence of such a quotation, the Company shall determine the closing sale price, in good faith, on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Trading Day” shall mean a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other United States national or regional securities exchange on which the Common Stock is then listed or, if the

Common Stock is not listed on a United States national or regional securities exchange, on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on OTC Markets marketplace or, if the Common Stock is not quoted on the OTC Markets marketplace, on the principal other market on which the Common Stock is then traded.

THIRD: The Certificate of Designation is hereby amended by adding the following sections to the end thereof:

Section 21.    Company Recapitalization Conversion Option.

(a)	On a date that is no later than ninety (90) days following the closing of the Series B Exchange Offer, the Corporation shall have the option to cause all of the outstanding Series B Preferred Shares to be automatically converted into that number of fully paid and non-assessable shares of Common Stock initially at a conversion rate (the “Recapitalization Conversion Rate”) of 8.899 shares of Common Stock per $50.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock (subject to adjustment in accordance with the provisions of Section 22 of this Certificate) (“Company Recapitalization Conversion Option”).

(b)	To exercise the Company Recapitalization Conversion Option right set forth in this Section 21, the Corporation must issue a press release for publication through the Dow Jones News Service or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public) announcing the Corporation’s intention to exercise such a Company Recapitalization Conversion Option. The Corporation shall also give notice by mail or by publication to the Series B Preferred Holders (the “Recapitalization Conversion Notice”) (not more than five (5) Trading Days after the date of the press release) of the Company Recapitalization Conversion Option announcing the Corporation’s intention to exercise the Company Recapitalization Conversion Option. The Corporation shall select a conversion date to exercise the Company Recapitalization Conversion Option (the “Company Recapitalization Conversion Date”), which date shall be no more than five (5) days after the date on which the Corporation issues such press release and no more than an aggregate of ninety (90) days following closing of the Series B Exchange Offer (the “Recapitalization Conversion Period”). In addition to any information required by applicable law or regulation, the press release and Recapitalization Conversion Notice shall state, as appropriate: (i) the Company Recapitalization Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each Series B Preferred Share; (iii) the number of Series B Preferred Shares to be converted; and (iv) that dividends on the Series B Preferred Shares to be converted will cease to accumulate on the Company Recapitalization Conversion Date.

(c)	Upon exercise of the Company Recapitalization Conversion Option and surrender of the Series B Preferred Shares by a holder thereof, the Corporation shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) one or more certificates representing the number of validly issued, fully paid and non-assessable full shares of Common Stock to which a holder of the Series B Preferred Shares being converted, or a holder’s transferee, shall be entitled and (b) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 21(g).

(d)	Each conversion shall be deemed to have been made at the close of business on the Company Recapitalization Conversion Date so that the rights of the holder thereof as to the Series B Preferred Shares being converted will cease except for the right to receive the Recapitalization Conversion Value, and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(e)	In lieu of the foregoing procedures, if the Series B Preferred Shares are held in global form, each holder of beneficial interests in the Global Preferred Stock must comply with the procedures of DTC to convert such holder’s beneficial interests in respect of the Series B Preferred Shares evidenced by the Global Preferred Stock.

(f)	If the Corporation exercises the Company Recapitalization Conversion Option, no dividends (including, for the avoidance of doubt, any accumulated and unpaid dividends, whether or not in arrears as of the Company Recapitalization Conversion Date) shall be payable to the holder of the converted shares.

(g)	In connection with the conversion of any Series B Preferred Shares, no fractional shares of Common Stock shall be issued, but the Corporation shall pay a cash amount in lieu of issuing any fractional share in an amount equal to the fractional interest multiplied by the Closing Sale Price on the Trading Day immediately prior to the Company Recapitalization Conversion Date. If more than one Series B Preferred Share will be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those Series B Preferred Shares shall be computed on the basis of the total number of Series B Preferred Shares so surrendered.

Section 22.    Adjustment of Recapitalization Conversion Rate.

(a)	In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series B Preferred Shares are outstanding, issue Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, then the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Recapitalization Conversion Rate by a fraction:

(i)	the numerator of which shall be the sum of the total number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date and the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 22(a) is declared but not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(b)	In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series B Preferred Shares are outstanding, subdivide, reclassify or split its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification or split becomes effective shall be proportionately increased, and, conversely, in case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any of the Series B Preferred Shares are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification, split or combination becomes effective, so that the holder of any Series B Preferred Share thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Series B Preferred Share been converted immediately prior to the happening of such event adjusted as a result of such event.

(c)

In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series B Preferred Shares are outstanding, issue rights or warrants for a period expiring within sixty (60) days to all or substantially all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share of Common Stock (or having a conversion, exchange or exercise price per share of Common Stock) less than the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the announcement by public notice of such issuance or distribution (treating the conversion, exchange or exercise price per share of Common Stock of the securities convertible, exchangeable or exercisable into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

(i)	the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares of Common Stock (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such determination. To the extent that shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Recapitalization Conversion Rate shall be readjusted to the Recapitalization Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if the Common Stock Record Date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Closing Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

(d)	(1) In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series B Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing Corporation and the shares of Common Stock are not changed or exchanged), any Distributed Assets then, in each such case, subject to paragraphs (4) and (5) of this Section 22(d), the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction:

(i)	the numerator of which shall be the Current Market Price; and

(ii)	the denominator of which shall be such Current Market Price, less the Fair Market Value on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on such Record Date) on such date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(2) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 22(d) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the Reference Period used in computing the Current Market Price pursuant to this Section 22(d) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the holders of the Series B Preferred Shares.

(3) In the event any such distribution consists of a Spin Off, the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin Off occurs simultaneously with the Spin Off, Fair Market Value of the securities distributed in the Spin Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

(4) Rights or warrants distributed by the Corporation to all holders of the outstanding shares of Common Stock entitling them to subscribe for or purchase equity securities of the Corporation (either initially or under certain circumstances), which rights or warrants, until the occurrence of a Trigger Event, (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 22(d) (and no adjustment to the Recapitalization Conversion Rate under this Section 22(d) shall be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different Distributed Assets, or entitle the holder to purchase a different number or amount of the foregoing Distributed Assets or to purchase any of the foregoing Distributed Assets at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Common Stock Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Recapitalization Conversion Rate under this Section 22(d):

(i)	in the case of any such rights or warrants which shall all have been repurchased without exercise by any holders thereof, the Recapitalization Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such repurchase; and

(ii)	in the case of such rights or warrants which shall have expired or been terminated without exercise, the Recapitalization Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

(5) For purposes of this Section 22(d) and Section 22(a), Section 22(b) and Section 22(c), any dividend or distribution to which this Section 22(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision, split or combination of shares of Common Stock to which Section 22(b) applies or (z) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 22(c) applies (or any combination thereof), shall be deemed instead to be:

(i)	a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision, split or combination or such rights or warrants to which Section 22(a), Section 22(b) and Section 22(c) apply, respectively (and any Recapitalization Conversion Rate adjustment required by this Section 22(d) with respect to such dividend or distribution shall then be made), immediately followed by

(ii)	a dividend or distribution of such shares of Common Stock, such subdivision, split or combination or such rights or warrants (and any further Recapitalization Conversion Rate increase required by Section 22(a), Section 22(b) and Section 22(c) with respect to such dividend or distribution shall then be made), except:

(A)	the Common Stock Record Date of such dividend or distribution shall be substituted as (x) “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “Common Stock Record Date fixed for such determinations” and “Common Stock Record Date” within the meaning of Section 22(a), (y) “the day upon which such subdivision or split becomes effective” or “the day upon which such combination becomes effective” (as applicable) within the meaning of Section 22(b), and (z) as “the Common Stock Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants” and such “Common Stock Record Date” within the meaning of Section 22(c); and

(B)	any reduction or increase in the number of shares of Common Stock resulting from such subdivision, split or combination (as applicable) shall be disregarded in connection with such dividend or distribution.

(e)	In case the Corporation shall, at any time or from time to time while any Series B Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock during any quarterly fiscal period, cash (including any quarterly cash dividends, but excluding any cash that is distributed upon a reclassification, change, merger, consolidation, sale or other disposition to which Section 8 applies or as part of a distribution referred to in Section 22(d)) then, and in each case, immediately after the close of business on such date, the Recapitalization Conversion Rate shall be adjusted based on the following formula:

RCR1 = RCRo x (SP/(SP-DI)) where,

(ii)	RCRo = the Recapitalization Conversion Rate in effect immediately prior to the Common Stock Record Date for such distribution;

(iii)	RCR1 = the Recapitalization Conversion Rate in effect immediately after the Common Stock Record Date for such distribution;

(iv)	SP = the average of the Closing Sale Price per share of Common Stock over the ten (10) consecutive Trading Day period prior to the Trading Day immediately preceding the earlier of the Common Stock Record Date or the ex-dividend date of such cash excess dividend or cash excess distribution; and

(v)	DI = the amount in cash per share the Corporation distributes to holders of shares of Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such distribution is not so made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such distribution had not been declared.

(f)	In case the Corporation or any of its subsidiaries or employee benefit plans of the Corporation funded with shares of the Common Stock make purchases of Common Stock pursuant to a tender offer or exchange offer that involves an aggregate consideration that exceeds ten percent (10%) of the aggregate market value of the Common Stock on the Expiration Time, the Recapitalization Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

(i)	the numerator of which shall be the sum of (x) the product of (i) the number of shares of Common Stock outstanding (excluding any tendered or exchanged shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, and (y) the Fair Market Value of the aggregate consideration payable to stockholders based on acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time; and

(ii)	the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Corporation or any other Person is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Corporation or such other Person does not effect any such purchases or all or a portion of such purchases are rescinded, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such (or such portion of the) tender offer or exchange offer had not been made. If the application of this Section 22(f) to any tender offer or exchange offer would result in a decrease in the Recapitalization Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 22(f).

(g)	For purposes of Section 22 of this Certificate, the following terms shall have the meanings indicated:

“Current Market Price” on any date means the average of the daily Closing Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to such date; provided, however, that if:

(i)	the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 22(a), Section 22(b), Section 22(c), Section 22(d), Section 22(e) or Section 22(f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event;

(ii)

the “ex” date for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 22(a), Section 22(b), Section 22(c), Section 22(d), Section 22(e) or Section 22(f) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event; and

(iii)	the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Sale Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 22(d), Section 22(e) or Section 22(f)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date.

For purposes of any computation under this Section 22, if the “ex” date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 22(a), Section 22(b), Section 22(c), Section 22(d), Section 22(e) or Section 22(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, when used:

(A)	with respect to any issuance or distribution, means the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution;

(B)	with respect to any subdivision, split or combination of Common Stock, means the first date on which the Common Stock trade regular way on such exchange or in such market after the time at which such subdivision, split or combination becomes effective; and

(C)	with respect to any tender offer or exchange offer, means the first date on which the Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Recapitalization Conversion Rate are called for pursuant to this Section 22, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 22 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s length transaction (as determined by the Board of Directors, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Series B Preferred Shares).

“Common Stock Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(h)

The Corporation shall be entitled to make such additional increases in the Recapitalization Conversion Rate, in addition to those required by Section 22(a), Section 22(b), Section 22(c), Section 22(d),

Section 22(e) or Section 22(f), if the Board of Directors determines that it is advisable, in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of Common Stock or any issuance of rights or warrants referred to above, or any event treated as such for United States federal income tax purposes, shall not be taxable to the holders of Common Stock for United States federal income tax purposes or to diminish any such tax.

(i)	To the extent permitted by law, the Corporation may, from time to time, increase the Recapitalization Conversion Rate for a period of at least twenty (20) Trading Days if the Board of Directors determines that such an increase would be in the Corporation’s best interests. Any such determination by Board of Directors shall be conclusive. The Corporation shall give holders of Series B Preferred Shares at least fifteen (15) Trading Days’ notice of any such increase in the Recapitalization Conversion Rate.

(j)	The Corporation shall not be required to make an adjustment in the Recapitalization Conversion Rate unless the adjustment would require a change of at least one percent (1.0%) in the Recapitalization Conversion Rate. However, any adjustments that are not required to be made because they would have required an increase or decrease of less than one percent (1.0%) shall be carried forward and taken into account in any subsequent adjustment of the Recapitalization Conversion Rate or in connection with any conversion of the Series B Preferred Stock. Except as described in this Section 22, the Corporation shall not adjust the Recapitalization Conversion Rate for any issuance of our shares of Common Stock or any securities convertible into or exchangeable or exercisable for its shares of Common Stock or rights to purchase its shares of Common Stock or such convertible, exchangeable or exercisable securities.

(k)	In the event that at any time, as a result of an adjustment made pursuant to this Section 22, the holder of any Series B Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Corporation other than Common Stock into which the Series B Preferred Shares originally were convertible, the Recapitalization Conversion Rate of such other shares so receivable upon conversion of any such Series B Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (l) of this Section 22, and any other applicable provisions of this Certificate with respect to the Common Stock shall apply on like or similar terms to any such other shares.

(l)	To the extent the Corporation has a rights plan in effect upon conversion of the Series B Preferred Shares for shares of Common Stock, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan unless the rights have separated from the shares of Common Stock prior to the time of conversion, in which case the Recapitalization Conversion Rate shall be adjusted at the time of separation as if the Corporation made a distribution referred to in Section 22(d) above (without regard to any of the exceptions there).

FOURTH: This Certificate of Amendment to Certificate of Designation was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Sections 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designation on the date first written above.

GOODRICH PETROLEUM CORPORATION

By:
Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATION OF

5.375% SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

APPENDIX B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS OF

10.00% SERIES C CUMULATIVE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

                    , 2016

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), Goodrich Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article THIRD of the Certificate of Designations of 10.00% Series C Cumulative Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by adding the following defined terms to Section 1:

“Capital Stock” means any equity security of the Company, including the Common Stock and the Preferred Stock of the Company.

“Closing Sale Price” means, with regard to shares of the Common Stock, on any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which shares of the Common Stock are traded or, if shares of the Common Stock are not listed on a United States national or regional securities exchange, as reported by NASDAQ, or, if shares of the Common Stock are not reported by NASDAQ, as reported on the OTC Markets marketplace, or in the absence of such a quotation, the Company shall determine the closing sale price, in good faith, on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Common Stock” means the common stock, par value $0.20 per share, of the Company.

“Common Stock Record Date” has the meaning set forth in Section 11(g).

“Company Recapitalization Conversion Date” has the meaning set forth in Section 10(b) of this Series C Certificate of Designations.

“Company Recapitalization Conversion Option” has the meaning set forth in Section 10(a) of this Series C Certificate of Designations.

“Distributed Assets” has the meaning set forth in Section 11(d)(1) of this Series C Certificate of Designations.

“Expiration Time” has the meaning set forth in Section 11(f) of this Series C Certificate of Designations.

“Global Preferred Stock” means fully registered global certificates with a global securities legend and a restricted securities legend.

“Person” shall mean any individual, corporation, general or limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Record Date” shall mean the March 1, June 1, September 1 or December 1 next preceding the applicable Dividend Payment Date.

“Reference Period” has the meaning set forth in Section 11(d)(2) of this Series C Certificate of Designations.

“Recapitalization Conversion Notice” has the meaning set forth in Section 10(b) of this Series C Certificate of Designations.

“Recapitalization Conversion Period” has the meaning set forth in Section 10(b) of this Series C Certificate of Designations.

“Recapitalization Conversion Rate” has the meaning set forth in Section 10(a) of this Series C Certificate of Designations.

“Recapitalization Conversion Value” means an amount equal to the product of the applicable Recapitalization Conversion Rate (as adjusted) multiplied by the number of Series C Preferred Shares.

“Series C Exchange Offer” means the Company’s offer to exchange any and all outstanding Series C Preferred Shares for newly issued shares of the Company’s Common Stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Securities and Exchange Commission on January [●], 2016.

“Series C Preferred Shares” means the depositary shares each representing a 1/1000th ownership interest in a share of 10.00% Series C Cumulative Preferred Stock, par value $1.00 per share, of the Company.

“Spin Off” has the meaning set forth in Section 11(d)(3) of this Series C Certificate of Designations.

“Trading Day” shall mean a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other United States national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United States national or regional securities exchange, on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on OTC Markets marketplace or, if the Common Stock is not quoted on the OTC Markets marketplace, on the principal other market on which the Common Stock is then traded.

“Trigger Event” has the meaning set forth in Section 11(d)(4) of this Series C Certificate of Designations.

SECOND: Article THIRD of the Certificate of Designations is hereby amended by adding the following sections to the end thereof:

10. Company Recapitalization Conversion Option.

(a)	On a date that is no later than ninety (90) days following the closing of the Series C Exchange Offer, the Company shall have the option to cause all of the outstanding Series C Preferred Shares to be automatically converted into that number of fully paid and non-assessable shares of Common Stock initially at a conversion rate (the “Recapitalization Conversion Rate”) of 4.449 shares of Common Stock per $25.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock (subject to adjustment in accordance with the provisions of Section 11 of this Series C Certificate of Designations) (“Company Recapitalization Conversion Option”).

(b)

To exercise the Company Recapitalization Conversion Option right set forth in this Section 10, the Company must issue a press release for publication through the Dow Jones News Service or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public) announcing the Company’s intention to exercise such a Company Recapitalization Conversion Option. The Company shall also give notice by mail or by publication to the Series C Preferred Holders (the “Recapitalization Conversion Notice”) (not more than five (5) Trading Days after the date of the press release) of the Company Recapitalization Conversion Option announcing the Company’s intention to exercise the Company Recapitalization Conversion Option. The Company shall select a conversion date to exercise the Company Recapitalization Conversion Option (the “Company Recapitalization Conversion Date”), which date shall be no more than five (5) days after the date on which the Company issues such press release and no more than an aggregate of ninety (90) days following closing of the Series C Exchange Offer (the “Recapitalization Conversion Period”). In addition to any information required by applicable law or regulation, the press release and Recapitalization Conversion Notice shall state, as appropriate: (i) the Company Recapitalization Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each Series C Preferred Share; (iii) the number of Series C Preferred Shares to be converted; and (iv) that dividends on the Series C Preferred Shares to be converted will cease to accumulate on the Company Recapitalization Conversion Date.

(c)	Upon exercise of the Company Recapitalization Conversion Option and surrender of the Series C Preferred Shares by a holder thereof, the Company shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) one or more certificates representing the number of validly issued, fully paid and non-assessable full shares of Common Stock to which a holder of the Series C Preferred Shares being converted, or a holder’s transferee, shall be entitled and (b) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 10(g).

(d)	Each conversion shall be deemed to have been made at the close of business on the Company Recapitalization Conversion Date so that the rights of the holder thereof as to the Series C Preferred Shares being converted will cease except for the right to receive the Recapitalization Conversion Value, and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(e)	In lieu of the foregoing procedures, if the Series C Preferred Shares are held in global form, each holder of beneficial interests in the Global Preferred Stock must comply with the procedures of DTC to convert such holder’s beneficial interests in respect of the Series C Preferred Shares evidenced by the Global Preferred Stock.

(f)	If the Company exercises the Company Recapitalization Conversion Option, no dividends (including, for the avoidance of doubt, any accumulated and unpaid dividends, whether or not in arrears as of the Company Recapitalization Conversion Date) shall be payable to the holder of the converted shares.

(g)	In connection with the conversion of any Series C Preferred Shares, no fractional shares of Common Stock shall be issued, but the Company shall pay a cash amount in lieu of issuing any fractional share in an amount equal to the fractional interest multiplied by the Closing Sale Price on the Trading Day immediately prior to the Company Recapitalization Conversion Date. If more than one Series C Preferred Share will be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those Series C Preferred Shares shall be computed on the basis of the total number of Series C Preferred Shares so surrendered.

11. Adjustment of Recapitalization Conversion Rate.

(a)	In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series C Preferred Shares are outstanding, issue Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, then the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Recapitalization Conversion Rate by a fraction:

(i)	the numerator of which shall be the sum of the total number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date and the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 11(a) is declared but not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(b)	In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series C Preferred Shares are outstanding, subdivide, reclassify or split its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification or split becomes effective shall be proportionately increased, and, conversely, in case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any of the Series C Preferred Shares are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification, split or combination becomes effective, so that the holder of any Series C Preferred Share thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Series C Preferred Share been converted immediately prior to the happening of such event adjusted as a result of such event.

(c)

In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series C Preferred Shares are outstanding, issue rights or warrants for a period expiring within sixty (60) days to all or substantially all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share of Common Stock (or having a conversion, exchange or exercise price per share of Common Stock) less than the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the announcement by public notice of such issuance or distribution (treating the conversion, exchange or exercise price per share of Common Stock of the securities convertible, exchangeable or exercisable into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the

Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

(i)	the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares of Common Stock (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such determination. To the extent that shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Recapitalization Conversion Rate shall be readjusted to the Recapitalization Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if the Common Stock Record Date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Closing Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

(d)

(1) In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series C Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing Company and the shares of Common Stock are not changed or exchanged), shares of its Capital Stock, evidences of its indebtedness or other assets, including securities (including capital stock of any subsidiary of the Company), but excluding (i) dividends or distributions of Common Stock referred to in Section 11(a), (ii) any rights or warrants referred to in Section 11(c), (iii) dividends and distributions paid exclusively in cash referred to in Section 11(e) and (iv) dividends and distributions of stock, securities or other property or assets (including cash) in connection with any reclassification or change of the outstanding shares of Common Stock, any merger or consolidation of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive shares of stock, other securities or other property or assets (including cash, with respect to or in exchange for such Common Stock, or any sale or other disposition of all or substantially all of the property and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive shares of stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such capital stock, evidence of its indebtedness, other assets or securities being distributed hereinafter in this Section 11(d) called the “Distributed Assets”), then, in each such case, subject to paragraphs (4) and (5) of this Section 11(d), the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction:

(i)	the numerator of which shall be the Current Market Price; and

(ii)	the denominator of which shall be such Current Market Price, less the Fair Market Value on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on such Record Date) on such date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(2) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11(d) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the “Reference Period”) used in computing the Current Market Price pursuant to this Section 11(d) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the holders of the Series C Preferred Shares.

(3) In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company’s subsidiaries (a “Spin Off”), the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin Off occurs simultaneously with the Spin Off, Fair Market Value of the securities distributed in the Spin Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

(4) Rights or warrants distributed by the Company to all holders of the outstanding shares of Common Stock entitling them to subscribe for or purchase equity securities of the Company (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”), (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 11(d) (and no adjustment to the Recapitalization Conversion Rate under this Section 11(d) shall be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different Distributed Assets, or entitle the holder to purchase a different number or amount of the foregoing Distributed Assets or to purchase any of the foregoing Distributed Assets at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Common Stock Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Recapitalization Conversion Rate under this Section 11(d):

(i)	in the case of any such rights or warrants which shall all have been repurchased without exercise by any holders thereof, the Recapitalization Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such repurchase; and

(ii)	in the case of such rights or warrants which shall have expired or been terminated without exercise, the Recapitalization Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

(5) For purposes of this Section 11(d) and Section 11(a), Section 11(b) and Section 11(c), any dividend or distribution to which this Section 11(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision, split or combination of shares of Common Stock to which Section 11(b) applies or (z) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 11(c) applies (or any combination thereof), shall be deemed instead to be:

(i)	a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision, split or combination or such rights or warrants to which Section 11(a), Section 11(b) and Section 11(c) apply, respectively (and any Recapitalization Conversion Rate adjustment required by this Section 11(d) with respect to such dividend or distribution shall then be made), immediately followed by

(ii)	a dividend or distribution of such shares of Common Stock, such subdivision, split or combination or such rights or warrants (and any further Recapitalization Conversion Rate increase required by Section 11(a), Section 11(b) and Section 11(c) with respect to such dividend or distribution shall then be made), except:

(A)	the Common Stock Record Date of such dividend or distribution shall be substituted as (x) “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “Common Stock Record Date fixed for such determinations” and “Common Stock Record Date” within the meaning of Section 11(a), (y) “the day upon which such subdivision or split becomes effective” or “the day upon which such combination becomes effective” (as applicable) within the meaning of Section 11(b), and (z) as “the Common Stock Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants” and such “Common Stock Record Date” within the meaning of Section 11(c); and

(B)	any reduction or increase in the number of shares of Common Stock resulting from such subdivision, split or combination (as applicable) shall be disregarded in connection with such dividend or distribution.

(e)	In case the Company shall, at any time or from time to time while any Series C Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock during any quarterly fiscal period, cash (including any quarterly cash dividends, but excluding any cash that is distributed upon a reclassification, change, merger, consolidation, sale or other disposition to which Section 8 applies or as part of a distribution referred to in Section 11(d)) then, and in each case, immediately after the close of business on such date, the Recapitalization Conversion Rate shall be adjusted based on the following formula:

RCR1 = RCRo x (SP/(SP-DI)) where,

(ii)	RCRo = the Recapitalization Conversion Rate in effect immediately prior to the Common Stock Record Date for such distribution;

(iii)	RCR1 = the Recapitalization Conversion Rate in effect immediately after the Common Stock Record Date for such distribution;

(iv)	SP = the average of the Closing Sale Price per share of Common Stock over the ten (10) consecutive Trading Day period prior to the Trading Day immediately preceding the earlier of the Common Stock Record Date or the ex-dividend date of such cash excess dividend or cash excess distribution; and

(v)	DI = the amount in cash per share the Company distributes to holders of shares of Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such distribution is not so made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such distribution had not been declared.

(f)	In case the Company or any of its subsidiaries or employee benefit plans of the Company funded with shares of the Common Stock make purchases of Common Stock pursuant to a tender offer or exchange offer that involves an aggregate consideration that exceeds ten percent (10%) of the aggregate market value of the Common Stock on the expiration of such tender offer or exchange offer (the “Expiration Time”), the Recapitalization Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

(i)	the numerator of which shall be the sum of (x) the product of (i) the number of shares of Common Stock outstanding (excluding any tendered or exchanged shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, and (y) the Fair Market Value of the aggregate consideration payable to stockholders based on acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time; and

(ii)	the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company or any other Person is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Company or such other Person does not effect any such purchases or all or a portion of such purchases are rescinded, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such (or such portion of the) tender offer or exchange offer had not been made. If the application of this Section 11(f) to any tender offer or exchange offer would result in a decrease in the Recapitalization Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 11(f).

(g)	For purposes of Section 11 of this Series C Certificate of Designations, the following terms shall have the meanings indicated:

“Current Market Price” on any date means the average of the daily Closing Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to such date; provided, however, that if:

(i)	the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event;

(ii)	the “ex” date for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event; and

(iii)	the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Sale Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 11(d), Section 11(e) or Section 11(f)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date.

For purposes of any computation under this Section 11, if the “ex” date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, when used:

(A)	with respect to any issuance or distribution, means the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution;

(B)	with respect to any subdivision, split or combination of Common Stock, means the first date on which the Common Stock trade regular way on such exchange or in such market after the time at which such subdivision, split or combination becomes effective; and

(C)	with respect to any tender offer or exchange offer, means the first date on which the Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Recapitalization Conversion Rate are called for pursuant to this Section 11, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 11 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s length transaction (as determined by the Board of Directors, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Series C Preferred Shares).

“Common Stock Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(h)	The Company shall be entitled to make such additional increases in the Recapitalization Conversion Rate, in addition to those required by Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f), if the Board of Directors determines that it is advisable, in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of Common Stock or any issuance of rights or warrants referred to above, or any event treated as such for United States federal income tax purposes, shall not be taxable to the holders of Common Stock for United States federal income tax purposes or to diminish any such tax.

(i)	To the extent permitted by law, the Company may, from time to time, increase the Recapitalization Conversion Rate for a period of at least twenty (20) Trading Days if the Board of Directors determines that such an increase would be in the Company’s best interests. Any such determination by Board of Directors shall be conclusive. The Company shall give holders of Series C Preferred Shares at least fifteen (15) Trading Days’ notice of any such increase in the Recapitalization Conversion Rate.

(j)	The Company shall not be required to make an adjustment in the Recapitalization Conversion Rate unless the adjustment would require a change of at least one percent (1.0%) in the Recapitalization Conversion Rate. However, any adjustments that are not required to be made because they would have required an increase or decrease of less than one percent (1.0%) shall be carried forward and taken into account in any subsequent adjustment of the Recapitalization Conversion Rate or in connection with any conversion of the Series C Preferred Stock. Except as described in this Section 11, the Company shall not adjust the Recapitalization Conversion Rate for any issuance of our shares of Common Stock or any securities convertible into or exchangeable or exercisable for its shares of Common Stock or rights to purchase its shares of Common Stock or such convertible, exchangeable or exercisable securities.

(k)	In the event that at any time, as a result of an adjustment made pursuant to this Section 11, the holder of any Series C Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than Common Stock into which the Series C Preferred Shares originally were convertible, the Recapitalization Conversion Rate of such other shares so receivable upon conversion of any such Series C Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (l) of this Section 11, and any other applicable provisions of this Series C Certificate of Designations with respect to the Common Stock shall apply on like or similar terms to any such other shares.

(l)	To the extent the Company has a rights plan in effect upon conversion of the Series C Preferred Shares for shares of Common Stock, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan unless the rights have separated from the shares of Common Stock prior to the time of conversion, in which case the Recapitalization Conversion Rate shall be adjusted at the time of separation as if the Company made a distribution referred to in Section 11(d) above (without regard to any of the exceptions there).

THIRD: This Certificate of Amendment to Certificate of Designations was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designations on the date first written above.

GOODRICH PETROLEUM CORPORATION

By:
Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATIONS OF

10.00% SERIES C CUMULATIVE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

APPENDIX C

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATIONS OF

9.75% SERIES D CUMULATIVE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

                    , 2016

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), Goodrich Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article THIRD of the Certificate of Designations of 9.75% Series D Cumulative Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by adding the following defined terms to Section 1:

“Capital Stock” means any equity security of the Company, including the Common Stock and the Preferred Stock of the Company.

“Closing Sale Price” means, with regard to shares of the Common Stock, on any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which shares of the Common Stock are traded or, if shares of the Common Stock are not listed on a United States national or regional securities exchange, as reported by NASDAQ, or, if shares of the Common Stock are not reported by NASDAQ, as reported on the OTC Markets marketplace, or in the absence of such a quotation, the Company shall determine the closing sale price, in good faith, on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Common Stock” means the common stock, par value $0.20 per share, of the Company.

“Common Stock Record Date” has the meaning set forth in Section 11(g).

“Company Recapitalization Conversion Date” has the meaning set forth in Section 10(b) of this Series D Certificate of Designations.

“Company Recapitalization Conversion Option” has the meaning set forth in Section 10(a) of this Series D Certificate of Designations.

“Distributed Assets” has the meaning set forth in Section 11(d)(1) of this Series D Certificate of Designations.

“Expiration Time” has the meaning set forth in Section 11(f) of this Series D Certificate of Designations.

“Global Preferred Stock” means fully registered global certificates with a global securities legend and a restricted securities legend.

“Person” shall mean any individual, corporation, general or limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Record Date” shall mean the March 1, June 1, September 1 or December 1 next preceding the applicable Dividend Payment Date.

“Reference Period” has the meaning set forth in Section 11(d)(2) of this Series D Certificate of Designations.

“Recapitalization Conversion Notice” has the meaning set forth in Section 10(b) of this Series D Certificate of Designations.

“Recapitalization Conversion Period” has the meaning set forth in Section 10(b) of this Series D Certificate of Designations.

“Recapitalization Conversion Rate” has the meaning set forth in Section 10(a) of this Series D Certificate of Designations.

“Recapitalization Conversion Value” means an amount equal to the product of the applicable Recapitalization Conversion Rate (as adjusted) multiplied by the number of Series D Preferred Shares.

“Series D Exchange Offer” means the Company’s offer to exchange any and all outstanding Series D Preferred Shares for newly issued shares of the Company’s Common Stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Securities and Exchange Commission on January [●], 2016.

“Series D Preferred Shares” means the depositary shares each representing a 1/1000th ownership interest in a share of 9.75% Series D Cumulative Preferred Stock, par value $1.00 per share, of the Company.

“Spin Off” has the meaning set forth in Section 11(d)(3) of this Series D Certificate of Designations.

“Trading Day” shall mean a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other United States national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United States national or regional securities exchange, on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on OTC Markets marketplace or, if the Common Stock is not quoted on the OTC Markets marketplace, on the principal other market on which the Common Stock is then traded.

“Trigger Event” has the meaning set forth in Section 11(d)(4) of this Series D Certificate of Designations.

SECOND: Article THIRD of the Certificate of Designations is hereby amended by adding the following sections to the end thereof:

10. Company Recapitalization Conversion Option.

(a)	On a date that is no later than ninety (90) days following the closing of the Series D Exchange Offer, the Company shall have the option to cause all of the outstanding Series D Preferred Shares to be automatically converted into that number of fully paid and non-assessable shares of Common Stock initially at a conversion rate (the “Recapitalization Conversion Rate”) of 4.449 shares of Common Stock per $25.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock (subject to adjustment in accordance with the provisions of Section 11 of this Series D Certificate of Designations) (“Company Recapitalization Conversion Option”).

(b)

To exercise the Company Recapitalization Conversion Option right set forth in this Section 10, the Company must issue a press release for publication through the Dow Jones News Service or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public) announcing the Company’s intention to exercise such a Company Recapitalization Conversion Option. The Company shall also give notice by mail or by publication to the Series D Preferred Holders (the “Recapitalization Conversion Notice”) (not more than five (5) Trading Days after the date of the press release) of the Company Recapitalization Conversion Option announcing the Company’s intention to exercise the Company Recapitalization Conversion Option. The Company shall select a conversion date to exercise the Company Recapitalization Conversion Option (the “Company Recapitalization Conversion Date”), which date shall be no more than five (5) days after the date on which the Company issues such press release and no more than an aggregate of ninety (90) days following closing of the Series D Exchange Offer (the “Recapitalization Conversion Period”). In addition to any information required by applicable law or regulation, the press release and Recapitalization Conversion Notice shall state, as appropriate: (i) the Company Recapitalization Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each Series D Preferred Share; (iii) the number of Series D Preferred Shares to be converted; and (iv) that dividends on the Series D Preferred Shares to be converted will cease to accumulate on the Company Recapitalization Conversion Date.

(c)	Upon exercise of the Company Recapitalization Conversion Option and surrender of the Series D Preferred Shares by a holder thereof, the Company shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) one or more certificates representing the number of validly issued, fully paid and non-assessable full shares of Common Stock to which a holder of the Series D Preferred Shares being converted, or a holder’s transferee, shall be entitled and (b) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 10(g).

(d)	Each conversion shall be deemed to have been made at the close of business on the Company Recapitalization Conversion Date so that the rights of the holder thereof as to the Series D Preferred Shares being converted will cease except for the right to receive the Recapitalization Conversion Value, and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(e)	In lieu of the foregoing procedures, if the Series D Preferred Shares are held in global form, each holder of beneficial interests in the Global Preferred Stock must comply with the procedures of DTC to convert such holder’s beneficial interests in respect of the Series D Preferred Shares evidenced by the Global Preferred Stock.

(f)	If the Company exercises the Company Recapitalization Conversion Option, no dividends (including, for the avoidance of doubt, any accumulated and unpaid dividends, whether or not in arrears as of the Company Recapitalization Conversion Date) shall be payable to the holder of the converted shares.

(g)	In connection with the conversion of any Series D Preferred Shares, no fractional shares of Common Stock shall be issued, but the Company shall pay a cash amount in lieu of issuing any fractional share in an amount equal to the fractional interest multiplied by the Closing Sale Price on the Trading Day immediately prior to the Company Recapitalization Conversion Date. If more than one Series D Preferred Share will be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those Series D Preferred Shares shall be computed on the basis of the total number of Series D Preferred Shares so surrendered.

11. Adjustment of Recapitalization Conversion Rate.

(a)	In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series D Preferred Shares are outstanding, issue Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, then the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Recapitalization Conversion Rate by a fraction:

(i)	the numerator of which shall be the sum of the total number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date and the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 11(a) is declared but not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(b)	In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series D Preferred Shares are outstanding, subdivide, reclassify or split its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification or split becomes effective shall be proportionately increased, and, conversely, in case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any of the Series D Preferred Shares are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification, split or combination becomes effective, so that the holder of any Series D Preferred Share thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Series D Preferred Share been converted immediately prior to the happening of such event adjusted as a result of such event.

(c)	In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series D Preferred Shares are outstanding, issue rights or warrants for a period expiring within sixty (60) days to all or substantially all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share of Common Stock (or having a conversion, exchange or exercise price per share of Common Stock) less than the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the announcement by public notice of such issuance or distribution (treating the conversion, exchange or exercise price per share of Common Stock of the securities convertible, exchangeable or exercisable into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

(i)	the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares of Common Stock (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such determination. To the extent that shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Recapitalization Conversion Rate shall be readjusted to the Recapitalization Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if the Common Stock Record Date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Closing Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

(d)	(1) In case the Company shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series D Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing Company and the shares of Common Stock are not changed or exchanged), shares of its Capital Stock, evidences of its indebtedness or other assets, including securities (including capital stock of any subsidiary of the Company), but excluding (i) dividends or distributions of Common Stock referred to in Section 11(a), (ii) any rights or warrants referred to in Section 11(c), (iii) dividends and distributions paid exclusively in cash referred to in Section 11(e) and (iv) dividends and distributions of stock, securities or other property or assets (including cash) in connection with any reclassification or change of the outstanding shares of Common Stock, any merger or consolidation of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive shares of stock, other securities or other property or assets (including cash, with respect to or in exchange for such Common Stock, or any sale or other disposition of all or substantially all of the property and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive shares of stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock (such capital stock, evidence of its indebtedness, other assets or securities being distributed hereinafter in this Section 11(d) called the “Distributed Assets”), then, in each such case, subject to paragraphs (4) and (5) of this Section 11(d), the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction:

(i)	the numerator of which shall be the Current Market Price; and

(ii)	the denominator of which shall be such Current Market Price, less the Fair Market Value on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on such Record Date) on such date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(2) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 11(d) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the “Reference Period”) used in computing the Current Market Price pursuant to this Section 11(d) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the holders of the Series D Preferred Shares.

(3) In the event any such distribution consists of shares of capital stock of, or similar equity interests in, one or more of the Company’s subsidiaries (a “Spin Off”), the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin Off occurs simultaneously with the Spin Off, Fair Market Value of the securities distributed in the Spin Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

(4) Rights or warrants distributed by the Company to all holders of the outstanding shares of Common Stock entitling them to subscribe for or purchase equity securities of the Company (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (“Trigger Event”), (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 11(d) (and no adjustment to the Recapitalization Conversion Rate under this Section 11(d) shall be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different Distributed Assets, or entitle the holder to purchase a different number or amount of the foregoing Distributed Assets or to purchase any of the foregoing Distributed Assets at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Common Stock Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Recapitalization Conversion Rate under this Section 11(d):

(i)	in the case of any such rights or warrants which shall all have been repurchased without exercise by any holders thereof, the Recapitalization Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such repurchase; and

(ii)	in the case of such rights or warrants which shall have expired or been terminated without exercise, the Recapitalization Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

(5) For purposes of this Section 11(d) and Section 11(a), Section 11(b) and Section 11(c), any dividend or distribution to which this Section 11(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision, split or combination of shares of Common Stock to which Section 11(b) applies or (z) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 11(c) applies (or any combination thereof), shall be deemed instead to be:

(i)	a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision, split or combination or such rights or warrants to which Section 11(a), Section 11(b) and Section 11(c) apply, respectively (and any Recapitalization Conversion Rate adjustment required by this Section 11(d) with respect to such dividend or distribution shall then be made), immediately followed by

(ii)	a dividend or distribution of such shares of Common Stock, such subdivision, split or combination or such rights or warrants (and any further Recapitalization Conversion Rate increase required by Section 11(a), Section 11(b) and Section 11(c) with respect to such dividend or distribution shall then be made), except:

(A)	the Common Stock Record Date of such dividend or distribution shall be substituted as (x) “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “Common Stock Record Date fixed for such determinations” and “Common Stock Record Date” within the meaning of Section 11(a), (y) “the day upon which such subdivision or split becomes effective” or “the day upon which such combination becomes effective” (as applicable) within the meaning of Section 11(b), and (z) as “the Common Stock Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants” and such “Common Stock Record Date” within the meaning of Section 11(c); and

(B)	any reduction or increase in the number of shares of Common Stock resulting from such subdivision, split or combination (as applicable) shall be disregarded in connection with such dividend or distribution.

(e)	In case the Company shall, at any time or from time to time while any Series D Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock during any quarterly fiscal period, cash (including any quarterly cash dividends, but excluding any cash that is distributed upon a reclassification, change, merger, consolidation, sale or other disposition to which Section 8 applies or as part of a distribution referred to in Section 11(d)) then, and in each case, immediately after the close of business on such date, the Recapitalization Conversion Rate shall be adjusted based on the following formula:

RCR1 = RCRo x (SP/(SP-DI)) where,

(ii)	RCRo = the Recapitalization Conversion Rate in effect immediately prior to the Common Stock Record Date for such distribution;

(iii)	RCR1 = the Recapitalization Conversion Rate in effect immediately after the Common Stock Record Date for such distribution;

(iv)	SP = the average of the Closing Sale Price per share of Common Stock over the ten (10) consecutive Trading Day period prior to the Trading Day immediately preceding the earlier of the Common Stock Record Date or the ex-dividend date of such cash excess dividend or cash excess distribution; and

(v)	DI = the amount in cash per share the Company distributes to holders of shares of Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such distribution is not so made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such distribution had not been declared.

(f)

In case the Company or any of its subsidiaries or employee benefit plans of the Company funded with shares of the Common Stock make purchases of Common Stock pursuant to a tender offer or exchange offer that involves an aggregate consideration that exceeds ten percent (10%) of the aggregate market value of the Common Stock on the expiration of such tender offer or exchange offer (the “Expiration Time”), the Recapitalization Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

(i)	the numerator of which shall be the sum of (x) the product of (i) the number of shares of Common Stock outstanding (excluding any tendered or exchanged shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, and (y) the Fair Market Value of the aggregate consideration payable to stockholders based on acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time; and

(ii)	the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company or any other Person is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Company or such other Person does not effect any such purchases or all or a portion of such purchases are rescinded, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such (or such portion of the) tender offer or exchange offer had not been made. If the application of this Section 11(f) to any tender offer or exchange offer would result in a decrease in the Recapitalization Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 11(f).

(g)	For purposes of Section 11 of this Series D Certificate of Designations, the following terms shall have the meanings indicated:

“Current Market Price” on any date means the average of the daily Closing Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to such date; provided, however, that if:

(i)	the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event;

(ii)	the “ex” date for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event; and

(iii)

the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Sale Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 11(d), Section 11(e) or Section 11(f)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date.

For purposes of any computation under this Section 11, if the “ex” date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, when used:

(A)	with respect to any issuance or distribution, means the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution;

(B)	with respect to any subdivision, split or combination of Common Stock, means the first date on which the Common Stock trade regular way on such exchange or in such market after the time at which such subdivision, split or combination becomes effective; and

(C)	with respect to any tender offer or exchange offer, means the first date on which the Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Recapitalization Conversion Rate are called for pursuant to this Section 11, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 11 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s length transaction (as determined by the Board of Directors, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Series D Preferred Shares).

“Common Stock Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(h)	The Company shall be entitled to make such additional increases in the Recapitalization Conversion Rate, in addition to those required by Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(e) or Section 11(f), if the Board of Directors determines that it is advisable, in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of Common Stock or any issuance of rights or warrants referred to above, or any event treated as such for United States federal income tax purposes, shall not be taxable to the holders of Common Stock for United States federal income tax purposes or to diminish any such tax.

(i)

To the extent permitted by law, the Company may, from time to time, increase the Recapitalization Conversion Rate for a period of at least twenty (20) Trading Days if the Board of Directors determines that such an increase would be in the Company’s best interests. Any such determination by Board of

Directors shall be conclusive. The Company shall give holders of Series D Preferred Shares at least fifteen (15) Trading Days’ notice of any such increase in the Recapitalization Conversion Rate.

(j)	The Company shall not be required to make an adjustment in the Recapitalization Conversion Rate unless the adjustment would require a change of at least one percent (1.0%) in the Recapitalization Conversion Rate. However, any adjustments that are not required to be made because they would have required an increase or decrease of less than one percent (1.0%) shall be carried forward and taken into account in any subsequent adjustment of the Recapitalization Conversion Rate or in connection with any conversion of the Series D Preferred Stock. Except as described in this Section 11, the Company shall not adjust the Recapitalization Conversion Rate for any issuance of our shares of Common Stock or any securities convertible into or exchangeable or exercisable for its shares of Common Stock or rights to purchase its shares of Common Stock or such convertible, exchangeable or exercisable securities.

(k)	In the event that at any time, as a result of an adjustment made pursuant to this Section 11, the holder of any Series D Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than Common Stock into which the Series D Preferred Shares originally were convertible, the Recapitalization Conversion Rate of such other shares so receivable upon conversion of any such Series D Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (l) of this Section 11, and any other applicable provisions of this Series D Certificate of Designations with respect to the Common Stock shall apply on like or similar terms to any such other shares.

(l)	To the extent the Company has a rights plan in effect upon conversion of the Series D Preferred Shares for shares of Common Stock, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan unless the rights have separated from the shares of Common Stock prior to the time of conversion, in which case the Recapitalization Conversion Rate shall be adjusted at the time of separation as if the Company made a distribution referred to in Section 11(d) above (without regard to any of the exceptions there).

THIRD: This Certificate of Amendment to Certificate of Designations was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Section 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designations on the date first written above.

GOODRICH PETROLEUM CORPORATION

By:

Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATIONS OF

9.75% SERIES D CUMULATIVE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

APPENDIX D

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF DESIGNATION OF

10.00% SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

                    , 2016

Pursuant to Section 242 of the Delaware General Corporation Law (“DGCL”), Goodrich Petroleum Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 1 of the Certificate of Designation of 10.00% Series E Cumulative Convertible Preferred Stock of the Corporation (the “Certificate of Designation”) is hereby amended by adding the following defined terms:

“Company Recapitalization Conversion Date” shall have the meaning set forth in Section 22(b) of this Certificate.

“Company Recapitalization Conversion Option” shall have the meaning set forth in Section 22(a) of this Certificate.

“Recapitalization Conversion Notice” shall have the meaning set forth in Section 22(b) of this Certificate.

“Recapitalization Conversion Period” shall have the meaning set forth in Section 22(b) of this Certificate.

“Recapitalization Conversion Rate” shall have the meaning set forth in Section 22(a) of this Certificate.

“Recapitalization Conversion Rate” shall mean an amount equal to the product of the applicable Recapitalization Conversion Rate (as adjusted) multiplied by the number of Series E Preferred Shares.

“Series E Exchange Offer” shall mean the Corporation’s offer to exchange any and all outstanding Series E Preferred Shares for newly issued shares of the Corporation’s Common Stock, upon the terms and subject to the conditions set forth in the offer to exchange (as supplemented or amended from time to time) filed on Schedule TO with the Commission on January [●], 2016.

SECOND: Section 1 of the Certificate of Designation is hereby amended by amending and restating the following definitions in their entirety:

“Closing Sale Price” shall mean, with regard to shares of the Common Stock, on any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States national or regional securities exchange on which shares of the Common Stock are traded or, if shares of the Common Stock are not listed on a United States national or regional securities exchange, as reported by NASDAQ, or, if shares of the Common Stock are not reported by NASDAQ, as reported on the OTC Markets marketplace, or in the absence of such a quotation, the Company shall determine the closing sale price, in good faith, on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Trading Day” shall mean a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other United States national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a United States national or regional securities exchange, on NASDAQ or, if the Common Stock is not quoted on NASDAQ, on OTC Markets marketplace or, if the Common Stock is not quoted on the OTC Markets marketplace, on the principal other market on which the Common Stock is then traded.

THIRD: The Certificate of Designation is hereby amended by adding the following sections to the end thereof:

Section 22.    Company Recapitalization Conversion Option.

(a)	On a date that is no later than ninety (90) days following the closing of the Series E Exchange Offer, the Corporation shall have the option to cause all of the outstanding Series E Preferred Shares to be automatically converted into that number of fully paid and non-assessable shares of Common Stock initially at a conversion rate (the “Recapitalization Conversion Rate”) of 1.780 shares of Common Stock per $50.00 liquidation preference, which is equivalent to a conversion price of approximately $5.62 per share of Common Stock (subject to adjustment in accordance with the provisions of Section 22 of this Certificate) (“Company Recapitalization Conversion Option”).

(b)	To exercise the Company Recapitalization Conversion Option right set forth in this Section 22, the Corporation must issue a press release for publication through the Dow Jones News Service or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public) announcing the Corporation’s intention to exercise such a Company Recapitalization Conversion Option. The Corporation shall also give notice by mail or by publication to the Series E Preferred Holders (the “Recapitalization Conversion Notice”) (not more than five (5) Trading Days after the date of the press release) of the Company Recapitalization Conversion Option announcing the Corporation’s intention to exercise the Company Recapitalization Conversion Option. The Corporation shall select a conversion date to exercise the Company Recapitalization Conversion Option (the “Company Recapitalization Conversion Date”), which date shall be no more than five (5) days after the date on which the Corporation issues such press release and no more than an aggregate of ninety (90) days following closing of the Series E Exchange Offer (the “Recapitalization Conversion Period”). In addition to any information required by applicable law or regulation, the press release and Recapitalization Conversion Notice shall state, as appropriate: (i) the Company Recapitalization Conversion Date; (ii) the number of shares of Common Stock to be issued upon conversion of each Series E Preferred Share; (iii) the number of Series E Preferred Shares to be converted; and (iv) that dividends on the Series E Preferred Shares to be converted will cease to accumulate on the Company Recapitalization Conversion Date.

(c)	Upon exercise of the Company Recapitalization Conversion Option and surrender of the Series E Preferred Shares by a holder thereof, the Corporation shall issue and shall deliver or cause to be issued and delivered to such holder, or to such other person on such holder’s written order, (a) one or more certificates representing the number of validly issued, fully paid and non-assessable full shares of Common Stock to which a holder of the Series E Preferred Shares being converted, or a holder’s transferee, shall be entitled and (b) any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in Section 22(g).

(d)	Each conversion shall be deemed to have been made at the close of business on the Company Recapitalization Conversion Date so that the rights of the holder thereof as to the Series E Preferred Shares being converted will cease except for the right to receive the Recapitalization Conversion Value, and, if applicable, the Person entitled to receive shares of Common Stock shall be treated for all purposes as having become the record holder of those shares of Common Stock at that time.

(e)	In lieu of the foregoing procedures, if the Series E Preferred Shares are held in global form, each holder of beneficial interests in the Global Preferred Stock must comply with the procedures of DTC to convert such holder’s beneficial interests in respect of the Series E Preferred Shares evidenced by the Global Preferred Stock.

(f)	If the Corporation exercises the Company Recapitalization Conversion Option, no dividends (including, for the avoidance of doubt, any accumulated and unpaid dividends, whether or not in arrears as of the Company Recapitalization Conversion Date) shall be payable to the holder of the converted shares.

(g)	In connection with the conversion of any Series E Preferred Shares, no fractional shares of Common Stock shall be issued, but the Corporation shall pay a cash amount in lieu of issuing any fractional share in an amount equal to the fractional interest multiplied by the Closing Sale Price on the Trading Day immediately prior to the Company Recapitalization Conversion Date. If more than one Series E Preferred Share will be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those Series E Preferred Shares shall be computed on the basis of the total number of Series E Preferred Shares so surrendered.

Section 23.    Adjustment of Recapitalization Conversion Rate.

(a)	In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series E Preferred Shares are outstanding, issue Common Stock as a dividend or distribution to all or substantially all holders of Common Stock, then the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Recapitalization Conversion Rate by a fraction:

(i)	the numerator of which shall be the sum of the total number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date and the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Common Stock Record Date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 23(a) is declared but not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(b)	In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series E Preferred Shares are outstanding, subdivide, reclassify or split its outstanding shares of Common Stock into a greater number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification or split becomes effective shall be proportionately increased, and, conversely, in case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any of the Series E Preferred Shares are outstanding, combine or reclassify its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Recapitalization Conversion Rate in effect immediately prior to the opening of business on the day following the day upon which such combination or reclassification becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision, reclassification, split or combination becomes effective, so that the holder of any Series E Preferred Share thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Series E Preferred Share been converted immediately prior to the happening of such event adjusted as a result of such event.

(c)

In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series E Preferred Shares are outstanding, issue rights or warrants for a period expiring within sixty (60) days to all or substantially all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share of Common Stock (or having a conversion, exchange or exercise price per share of Common Stock) less than the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the date of the announcement by public notice of such issuance or distribution (treating the conversion, exchange or exercise price per share of Common Stock of the securities convertible, exchangeable or exercisable into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

(i)	the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

(ii)	the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares of Common Stock (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such determination. To the extent that shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants, the Recapitalization Conversion Rate shall be readjusted to the Recapitalization Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) actually delivered. In the event that such rights or warrants are not so issued, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if the Common Stock Record Date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Closing Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

(d)	(1) In case the Corporation shall, at any time or from time to time during the Recapitalization Conversion Period, while any Series E Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing Corporation and the shares of Common Stock are not changed or exchanged), any Distributed Assets then, in each such case, subject to paragraphs (4) and (5) of this Section 23(d), the Recapitalization Conversion Rate shall be increased by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the Common Stock Record Date with respect to such distribution by a fraction:

(i)	the numerator of which shall be the Current Market Price; and

(ii)	the denominator of which shall be such Current Market Price, less the Fair Market Value on such date of the portion of the Distributed Assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on such Record Date) on such date.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

(2) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 23(d) by reference to the actual or when issued trading market for any Distributed Assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the Reference Period used in computing the Current Market Price pursuant to this Section 23(d) to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interest of the holders of the Series E Preferred Shares.

(3) In the event any such distribution consists of a Spin Off, the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin Off occurs simultaneously with the Spin Off, Fair Market Value of the securities distributed in the Spin Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

(4) Rights or warrants distributed by the Corporation to all holders of the outstanding shares of Common Stock entitling them to subscribe for or purchase equity securities of the Corporation (either initially or under certain circumstances), which rights or warrants, until the occurrence of a Trigger Event, (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 23(d) (and no adjustment to the Recapitalization Conversion Rate under this Section 23(d) shall be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different Distributed Assets, or entitle the holder to purchase a different number or amount of the foregoing Distributed Assets or to purchase any of the foregoing Distributed Assets at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Common Stock Record Date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Recapitalization Conversion Rate under this Section 23(d):

(i)	in the case of any such rights or warrants which shall all have been repurchased without exercise by any holders thereof, the Recapitalization Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such repurchase; and

(ii)	in the case of such rights or warrants which shall have expired or been terminated without exercise, the Recapitalization Conversion Rate shall be readjusted as if such rights and warrants had never been issued.

(5) For purposes of this Section 23(d) and Section 23(a), Section 23(b) and Section 23(c), any dividend or distribution to which this Section 23(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision, split or combination of shares of Common Stock to which Section 23(b) applies or (z) rights or warrants to subscribe for or purchase shares of Common Stock to which Section 23(c) applies (or any combination thereof), shall be deemed instead to be:

(i)	a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants, other than such shares of Common Stock, such subdivision, split or combination or such rights or warrants to which Section 23(a), Section 23(b) and Section 23(c) apply, respectively (and any Recapitalization Conversion Rate adjustment required by this Section 23(d) with respect to such dividend or distribution shall then be made), immediately followed by

(ii)	a dividend or distribution of such shares of Common Stock, such subdivision, split or combination or such rights or warrants (and any further Recapitalization Conversion Rate increase required by Section 23(a), Section 23(b) and Section 23(c) with respect to such dividend or distribution shall then be made), except:

(A)	the Common Stock Record Date of such dividend or distribution shall be substituted as (x) “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “Common Stock Record Date fixed for such determinations” and “Common Stock Record Date” within the meaning of Section 23(a), (y) “the day upon which such subdivision or split becomes effective” or “the day upon which such combination becomes effective” (as applicable) within the meaning of Section 23(b), and (z) as “the Common Stock Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants” and such “Common Stock Record Date” within the meaning of Section 23(c); and

(B)	any reduction or increase in the number of shares of Common Stock resulting from such subdivision, split or combination (as applicable) shall be disregarded in connection with such dividend or distribution.

(e)	In case the Corporation shall, at any time or from time to time while any Series E Preferred Shares are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock during any quarterly fiscal period, cash (including any quarterly cash dividends, but excluding any cash that is distributed upon a reclassification, change, merger, consolidation, sale or other disposition to which Section 8 applies or as part of a distribution referred to in Section 23(d)) then, and in each case, immediately after the close of business on such date, the Recapitalization Conversion Rate shall be adjusted based on the following formula:

RCR1 = RCRo x (SP/(SP-DI)) where,

(ii)	RCRo = the Recapitalization Conversion Rate in effect immediately prior to the Common Stock Record Date for such distribution;

(iii)	RCR1 = the Recapitalization Conversion Rate in effect immediately after the Common Stock Record Date for such distribution;

(iv)	SP = the average of the Closing Sale Price per share of Common Stock over the ten (10) consecutive Trading Day period prior to the Trading Day immediately preceding the earlier of the Common Stock Record Date or the ex-dividend date of such cash excess dividend or cash excess distribution; and

(v)	DI = the amount in cash per share the Corporation distributes to holders of shares of Common Stock.

Such increase shall become effective immediately prior to the opening of business on the day following the Common Stock Record Date for such distribution. In the event that such distribution is not so made, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such distribution had not been declared.

(f)	In case the Corporation or any of its subsidiaries or employee benefit plans of the Corporation funded with shares of the Common Stock make purchases of Common Stock pursuant to a tender offer or exchange offer that involves an aggregate consideration that exceeds ten percent (10%) of the aggregate market value of the Common Stock on the Expiration Time, the Recapitalization Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Recapitalization Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

(i)	the numerator of which shall be the sum of (x) the product of (i) the number of shares of Common Stock outstanding (excluding any tendered or exchanged shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, and (y) the Fair Market Value of the aggregate consideration payable to stockholders based on acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time; and

(ii)	the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Corporation or any other Person is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Corporation or such other Person does not effect any such purchases or all or a portion of such purchases are rescinded, the Recapitalization Conversion Rate shall again be adjusted to be the Recapitalization Conversion Rate which would then be in effect if such (or such portion of the) tender offer or exchange offer had not been made. If the application of this Section 23(f) to any tender offer or exchange offer would result in a decrease in the Recapitalization Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 23(f).

(g)	For purposes of Section 23 of this Certificate, the following terms shall have the meanings indicated:

“Current Market Price” on any date means the average of the daily Closing Sale Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to such date; provided, however, that if:

(i)	the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 23(a), Section 23(b), Section 23(c), Section 23(d), Section 23(e) or Section 23(f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event;

(ii)	the “ex” date for any event (other than the issuance or distribution requiring such computation of Current Market Price) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 23(a), Section 23(b), Section 23(c), Section 23(d), Section 23(e) or Section 23(f) occurs on or after the “ex” date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event; and

(iii)	the “ex” date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (i) or (ii) of this proviso, the Closing Sale Price for each Trading Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 23(d), Section 23(e) or Section 23(f)) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such “ex” date.

For purposes of any computation under this Section 23, if the “ex” date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Recapitalization Conversion Rate pursuant to Section 23(a), Section 23(b), Section 23(c), Section 23(d), Section 23(e) or Section 23(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the “ex” date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Recapitalization Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, when used:

(A)	with respect to any issuance or distribution, means the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution;

(B)	with respect to any subdivision, split or combination of Common Stock, means the first date on which the Common Stock trade regular way on such exchange or in such market after the time at which such subdivision, split or combination becomes effective; and

(C)	with respect to any tender offer or exchange offer, means the first date on which the Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer.

Notwithstanding the foregoing, whenever successive adjustments to the Recapitalization Conversion Rate are called for pursuant to this Section 23, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 23 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s length transaction (as determined by the Board of Directors, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Series E Preferred Shares).

“Common Stock Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(h)	The Corporation shall be entitled to make such additional increases in the Recapitalization Conversion Rate, in addition to those required by Section 23(a), Section 23(b), Section 23(c), Section 23(d), Section 23(e) or Section 23(f), if the Board of Directors determines that it is advisable, in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of Common Stock or any issuance of rights or warrants referred to above, or any event treated as such for United States federal income tax purposes, shall not be taxable to the holders of Common Stock for United States federal income tax purposes or to diminish any such tax.

(i)	To the extent permitted by law, the Corporation may, from time to time, increase the Recapitalization Conversion Rate for a period of at least twenty (20) Trading Days if the Board of Directors determines that such an increase would be in the Corporation’s best interests. Any such determination by Board of Directors shall be conclusive. The Corporation shall give holders of Series E Preferred Shares at least fifteen (15) Trading Days’ notice of any such increase in the Recapitalization Conversion Rate.

(j)	The Corporation shall not be required to make an adjustment in the Recapitalization Conversion Rate unless the adjustment would require a change of at least one percent (1.0%) in the Recapitalization Conversion Rate. However, any adjustments that are not required to be made because they would have required an increase or decrease of less than one percent (1.0%) shall be carried forward and taken into account in any subsequent adjustment of the Recapitalization Conversion Rate or in connection with any conversion of the Series E Preferred Stock. Except as described in this Section 23, the Corporation shall not adjust the Recapitalization Conversion Rate for any issuance of our shares of Common Stock or any securities convertible into or exchangeable or exercisable for its shares of Common Stock or rights to purchase its shares of Common Stock or such convertible, exchangeable or exercisable securities.

(k)	In the event that at any time, as a result of an adjustment made pursuant to this Section 23, the holder of any Series E Preferred Shares thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Corporation other than Common Stock into which the Series E Preferred Shares originally were convertible, the Recapitalization Conversion Rate of such other shares so receivable upon conversion of any such Series E Preferred Share shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (l) of this Section 23, and any other applicable provisions of this Certificate with respect to the Common Stock shall apply on like or similar terms to any such other shares.

(l)	To the extent the Corporation has a rights plan in effect upon conversion of the Series E Preferred Shares for shares of Common Stock, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan unless the rights have separated from the shares of Common Stock prior to the time of conversion, in which case the Recapitalization Conversion Rate shall be adjusted at the time of separation as if the Corporation made a distribution referred to in Section 23(d) above (without regard to any of the exceptions there).

FOURTH: This Certificate of Amendment to Certificate of Designation was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Sections 242 of the DGCL.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Designation on the date first written above.

GOODRICH PETROLEUM CORPORATION

By:
Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATION OF

10.00% SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK OF

GOODRICH PETROLEUM CORPORATION

☐ ¢
GOODRICH PETROLEUM CORPORATION
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON MARCH 3, 2016
The undersigned hereby constitutes and appoints Walter G. Goodrich and Robert C. Turnham, Jr. and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Stockholders of Goodrich Petroleum Corporation to be held at The Coronado Club located at 919 Milam Street, Suite 500, Houston, Texas 77002, on March 3, 2016 at 11:00 a.m. Central Daylight Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
YOUR VOTE IS IMPORTANT.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” PROPOSAL 1. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
¢ 1.1 (Continued and to be signed on the reverse side) 14475 ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Annual Report are available at http://www.proxydocs.com/GDP
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 1
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Preferred Series B: For Against Abstain ☐☐☐
1. Approve an amendment to our Certificate of Designation of the Company’s 5.375% Series B Cumulative Convertible Preferred Stock to provide for the automatic conversion of each share of Series B Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series B Preferred Stock is attached to the Proxy Statement as Appendix A.
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢ ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Special Report are available at http://www.proxydocs.com/GDP
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 1
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Preferred Series B For Against Abstain
1 Approve an amendment to our Certificate of Designation of the Company’s 5.375% Series B Cumulative Convertible Preferred Stock to provide for the automatic conversion of each share of Series B Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series C Preferred Stock is attached to the Proxy Statement as Appendix A. ☐ ☐ ☐
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. ¢ ¢

☐ ¢ GOODRICH PETROLEUM CORPORATION
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON MARCH 3, 2016
The undersigned hereby constitutes and appoints Walter G. Goodrich and Robert C. Turnham, Jr. and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Stockholders of Goodrich Petroleum Corporation to be held at The Coronado Club located at 919 Milam Street, Suite 500, Houston, Texas 77002, on March 3, 2016 at 11:00 a.m. Central Daylight Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
YOUR VOTE IS IMPORTANT.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” PROPOSAL 2. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
¢ 1.1 (Continued and to be signed on the reverse side) 14475 ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Annual Report are available at http://www.proxydocs.com/GDP
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 2
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Preferred Series C: For ☐ Against ☐ Abstain ☐
2 Approve an amendment to our Certificate of Designation of the Company’s 10.00% Series C Cumulative Preferred Stock to provide for the automatic conversion of each share of Series C Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series C Preferred Stock is attached to the Proxy Statement as Appendix B.
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢ ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Special Report are available at http://www.proxydocs.com/GDP
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 2
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Preferred Series C For ☐ Against ☐ Abstain ☐
2 Approve an amendment to our Certificate of Designation of the Company’s 10.00% Series C Cumulative Preferred Stock to provide for the automatic conversion of each share of Series C Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series C Preferred Stock is attached to the Proxy Statement as Appendix B.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢ ¢

GOODRICH PETROLEUM CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON MARCH 3, 2016

The undersigned hereby constitutes and appoints Walter G. Goodrich and Robert C. Turnham, Jr. and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Stockholders of Goodrich Petroleum Corporation to be held at The Coronado Club located at 919 Milam Street, Suite 500, Houston, Texas 77002, on March 3, 2016 at 11:00 a.m. Central Daylight Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” PROPOSAL 3. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

☐ 1.1 (Continued and to be signed on the reverse side) 14475☐

☐ ☐

SPECIAL MEETING OF STOCKHOLDERS OF

GOODRICH PETROLEUM CORPORATION

March 3, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting, Proxy Statement, proxy card and Annual Report are available at http://www.proxydocs.com/GDP

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

☐ 20330303003000000000 4 050515

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Preferred Series D:

For

Against

Abstain

3 Approve an amendment to our Certificate of Designation of the Company’s 9.75% Series D Cumulative Preferred Stock to provide for the automatic conversion of each share of Series D Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series D Preferred Stock is attached to the Proxy Statement as Appendix C.

☐

☐

☐

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐ ☐

SPECIAL MEETING OF STOCKHOLDERS OF

GOODRICH PETROLEUM CORPORATION

March 3, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Special Meeting, Proxy Statement, proxy card and Special Report are available at http://www.proxydocs.com/GDP

¯ Please detach along perforated line and mail in the envelope provided. ¯

☐ 20330303003000000000 4 050515

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 3

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Preferred Series D

For

Against

Abstain

3 Approve an amendment to our Certificate of Designation of the Company’s 9.75% Series D Cumulative Preferred Stock to provide for the automatic conversion of each share of Series D Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series D Preferred Stock is attached to the Proxy Statement as Appendix C. ☐ ☐ ☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ‹

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder

Date:

Signature of Stockholder

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐ ¢
GOODRICH PETROLEUM CORPORATION
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON MARCH 3, 2016
The undersigned hereby constitutes and appoints Walter G. Goodrich and Robert C. Turnham, Jr. and each and either of them, his true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Special Meeting of Stockholders of Goodrich Petroleum Corporation to be held at The Coronado Club located at 919 Milam Street, Suite 500, Houston, Texas 77002, on March 3, 2016 at 11:00 a.m. Central Daylight Time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote thereof, as provided on the reverse side of this card, the number of shares the undersigned would be entitled to vote if personally present. In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.
YOUR VOTE IS IMPORTANT.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” PROPOSAL 4. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
¢ 1.1 (Continued and to be signed on the reverse side) 14475 ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Annual Report are available at http://www.proxydocs.com/GDP
Please sign, date and mail your proxy card in the envelope provided as soon as possible.
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 4
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
Preferred Series E: For ☐ Against ☐ Abstain ☐
4 Approve an amendment to our Certificate of Designation of the Company’s 10.00% Series E Cumulative Convertible Preferred Stock to provide for the automatic conversion of each share of Series E Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series E Preferred Stock is attached to the Proxy Statement as Appendix D.
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢ ¢

SPECIAL MEETING OF STOCKHOLDERS OF
GOODRICH PETROLEUM CORPORATION
March 3, 2016
PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.
GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.
COMPANY NUMBER
ACCOUNT NUMBER
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Special Meeting, Proxy Statement, proxy card and Special Report are available at http://www.proxydocs.com/GDP
i Please detach along perforated line and mail in the envelope provided. i
¢ 20330303003000000000 4 050515
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE OF “FOR” WITH RESPECT TO PROPOSAL 4
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE
Preferred Series E For ☐ Against ☐ Abstain ☐
4 Approve an amendment to our Certificate of Designation of the Company’s 10.00% Series E Cumulative Convertible Preferred Stock to provide for the automatic conversion of each share of Series E Preferred Stock into shares of common stock at the option of the Company. The form of this amendment to our Certificate of Designation of the Series E Preferred Stock is attached to the Proxy Statement as Appendix D.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ‹
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐
Signature of Stockholder Date: Signature of Stockholder Date:
NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
¢ ¢